UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05379

Name of Registrant: Royce Focus Trust, Inc.

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31
Date of reporting period: January 1, 2012 – December 31, 2012

Item 1. Reports to Shareholders.

ANNUAL
REVIEW AND REPORT
TO STOCKHOLDERS

Royce Value Trust Royce Micro-Cap Trust Royce Focus Trust

www.roycefunds.com

A Few Words on Closed-End Funds

Royce & Associates, LLC manages three closed-end funds: Royce Value Trust, the first small-cap value closed-end fund offering; Royce Micro-Cap Trust, the only micro-cap closed-end fund; and Royce Focus Trust, a closed-end fund that invests in a limited number of primarily small-cap companies.

A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the Fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange, as with any publicly traded stock. This is in contrast to open-end mutual funds, in which the fund sells and redeems its shares on a continuous basis.

A Closed-End Fund Offers Several Distinct Advantages Not Available from an Open-End Fund Structure

•
Since a closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.

•
In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

•
A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is particularly beneficial for Royce-managed closed-end funds, which invest in small- and micro-cap securities.

•	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

•
Unlike Royce’s open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis. Each of the Funds has adopted a quarterly distribution policy for its common stock. Please see page 16-18 for more details.

•	We believe that the closed-end fund structure is very suitable for the long-term investor who understands the benefits of a stable pool of capital.

Why Dividend Reinvestment Is Important
A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 11, 13, and 15. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 18 or visit our website at www.roycefunds.com.

This page is not part of the 2012 Annual Report to Stockholders

Table of Contents

Annual Review

Performance Table	2

Letter to Our Stockholders	3

2012: In Quotes	63

Postscript: The Lessons of 40 years	64

Annual Report to Stockholders	9

For 40 years, we have used a value approach to invest in small-cap securities. We focus primarily on the quality of a company’s balance sheet, its ability to generate free cash flow, and other measures of profitability or sound financial condition. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company or what we think the value of the company should be in the stock market.

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Performance Table

NAV Average Annual Total Returns	Through December 31, 2012

	Royce	Royce	Royce	Russell	Russell	Russell
	Value Trust	Micro-Cap Trust	Focus Trust	2000 Index	Microcap Index	2500 Index

One-Year	15.41%	17.34%	11.42%	16.35%	19.75%	17.88%

Five-Year	1.23	2.15	1.38	3.56	1.46	4.34

10-Year	9.48	10.45	12.19	9.72	8.42	10.49

15-Year	8.14	8.60	9.17	5.89	n.a.	7.43

20-Year	10.06	n.a.	n.a.	8.43	n.a.	9.89

25-Year	11.15	n.a.	n.a.	9.74	n.a.	11.14

Since Inception	10.33	10.42	10.04	n.a.	n.a.	n.a.

Inception Date	11/26/86	12/14/93	11/1/96[1]	n.a.	n.a.	n.a.

[1] Date Royce & Associates, LLC assumed investment management responsibility for the Fund.

Important Performance and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Trust at 12/31/12 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. All indexes referenced are unmanaged and capitalization-weighted. Each indexes’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks that measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell 2500 Index is an index of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 Index.

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Letter to Our Stockholders

Men can do nothing without the make-believe of a beginning. – George Eliot

See a Little Light
When seeing out one year and ushering in another, it is important to remember that the calendar, useful though it may be, provides only one way of tracking time. Some people, for example, choose to look to spring for a new beginning, while others, more habituated to the rhythms of the school year, prefer the arrival of fall. The stock market, in all its caprice and unpredictability, most often eschews 12-month spans in favor of its own irregularly paced seasons. So we find ourselves, as we look back on 2012 and peer ahead to 2013, at one of those curious, familiar junctures when the calendar compels a shift that the market seems to have anticipated months before. From our perspective as active small-cap managers, the recent market cycle change was something of a watershed. In fact, it seems very likely to us that the 2012 small-cap low on June 4 signaled the end of the closely correlated, range-bound cycle of the last few years, a cycle that created ample disappointments for those of us committed to high quality, risk management, and long-term absolute returns. It is not yet clear that this June low will prove as auspicious as it looks to us at this writing. Suffice it to say that major market inflection points seldom do any of us the favor of announcing their arrival.
From our perspective as active small-
cap managers, the recent market cycle
change was something of a watershed.
In fact, it seems very likely to us that the
2012 small-cap low on June 4 signaled
the end of the closely correlated, range-
bound cycle of the last few years, a cycle
that created ample disappointments for
those of us committed to high quality,
risk management, and long-term
absolute returns.

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Charles M. Royce, President

One of the most interesting recent
developments in the equity markets,
particularly in the small-cap space,
has been the persistent disparity
in performance between high- and
low-quality companies. Over longer
periods of time, higher-quality
companies have differentiated
themselves from a performance
standpoint, especially compared
to the lower quality segments of
the market. While the aftermath
of the financial crisis altered this
script, there are signs that the
dynamic is changing.

Historically, lower-quality companies
have tended to demonstrate their
most robust outperformance when
markets are in the initial recovery
phase following a recession or bear
market low. However, once economies
and markets move from recovery to
expansion, the rate of change in these
inputs begins to slow while leadership
tends to rotate back to higher-
quality companies, whose business
fundamentals are more compelling.

Continued on page 6...
Letter to Our Stockholders
     It is equally important to emphasize that our new-found sanguine attitude is contingent on seeing in 2013 more of what we saw in the second half of 2012, particularly in last year’s closing months. During this period, investors were looking more closely at companies that possess sustainable quality in the form of strong balance sheets, high returns on invested capital, steady earnings, and reasonable dividends while paying a bit less attention to high-yield instruments, copiously leveraged stocks, and explosive growth surprises. We want to stress the extremely cautious nature of our optimism. The resurgence of quality off the June low was not decisive and has been thus far short lived. However, in our view, it did mark a subtle and significant shift that grew more pronounced in the fourth quarter, most notably in October and November when share prices went wobbly from the impact of Hurricane Sandy and the aftermath of the elections, which included periods of recurrent anxiety over the then-looming fiscal cliff.
     Quality shone through in this more uncertain period. Throughout most of our first 35 years of managing portfolios, this resilience would have been unexceptional, and hardly worth mentioning, because quality companies have historically defended well. However, since the spring of 2010—and even more dramatically since the April 2011 small-cap high—little of what worked historically has enjoyed success. This has made the last five years—the last three particularly—among the most frustrating periods of our 40 years in business. With retrospective clarity, perhaps we should have suspected that something was amiss, or at least historically aberrant, when stocks rebounded so quickly and dynamically from the March 2009 bottom. Considering that the recession which began in 2007 was made far worse by the global financial crisis in the fall of 2008, the market’s surge may have been too much too soon, welcome though it was.
     In any event, investors soon became more than a little wary, shuffling in and out of stocks with little regard for business fundamentals and too much for macro headlines, nearly all of them negative. Unable to establish any clear direction, the market sputtered as it rose and wheezed as it stumbled. It often seemed as though many of the investors who were frantically shoving money in and pulling it out again weeks, days, or hours later were the same people decrying the mercurial nature of asset prices and questioning whether equities were any longer a viable investment option. Along the way, results for passive investment approaches began to outpace those of an ever-larger number of active managers. So it is with a large measure of relief that we bid a tentative and hopeful good-bye to all that as we look ahead to better, more stable days.

The Wall of Worry
An old adage has it that “the market climbs a wall of worry” during those times when stocks behave bullishly in the face of negative news or perceptions. It seems clear to us that in 2012, the market scaled just such a wall. Consider the following: For the most part, the bearish second quarter eroded, but did not undo, the gains achieved in the first. The year’s final six months found many investors still behaving coolly toward equities and a host of large-scale economic and fiscal issues yet to be fully worked through. As the year closed, a fiscal cliff deal had yet to be reached, various European nations continued to flirt with financial peril, and China was still growing

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at a slower pace than in previous boom years. In addition, there was a typically contentious presidential election preceded by a disastrous hurricane that swept through the world’s financial capital. Yet the market ultimately shrugged off most of these concerns.
     Share prices did not skyrocket following the June 4 small-cap low. July, in fact, saw a downturn for most stocks. But August and September were highly rewarding months that enabled equities to rally decisively enough to post impressive third-quarter results. For the quarter, the small-cap Russell 2000 Index gained 5.3% while the large-cap S&P 500 and Russell 1000 Indexes were up 6.4% and 6.3%, respectively, and the more tech-oriented Nasdaq Composite climbed 6.2%. Following the strong third quarter, equities took a bit of breather in October, before rallying again in November and December, which repeated to some degree the third quarter’s pattern, though with far more modest or slightly negative results. For the fourth quarter, the Russell 2000 was up 1.9%, the Russell 1000 rose 0.1%, the S&P 500 was off 0.4%, and the Nasdaq Composite fell 3.1%.
     The end result was a strong calendar year, especially compared to 2011, with each major equity index posting double-digit returns. In 2012, the Russell 2000 gained 16.3%, the S&P 500 rose 16.0%, the Russell 1000 was up 16.4%, and the Nasdaq Composite increased 15.9%. Three-year returns for the major indexes were also strong, with each again posting double-digit average annual total returns. For the three-year period ended December 31, 2012, the Russell 2000 led with a gain of 12.2%. The Russell 2000, Russell 1000, and S&P 500 each finished the year within 2.5% of their respective highs established during 2012’s third quarter, while the Nasdaq Composite remained 40.2% below its peak from March 10, 2000.
     Non-U.S. equities also enjoyed a strong second half after starting the year with generally lower gains when stacked against their domestic cousins. The Russell Global ex-U.S. Small Cap Index climbed 8.3% in the third quarter, while the Russell Global ex-U.S. Large Cap Index rose 7.7%. In contrast to the domestic indexes, these strong third-quarter performances were followed by consistently positive results in the fourth quarter. The Russell Global ex-U.S. Small Cap Index was up 4.8% versus a gain of 5.8% for the Russell Global ex-U.S. Large Cap Index. For the full year small-caps were the leaders, with the Russell Global ex-U.S. Small Cap Index gaining 18.8% while the Russell Global ex-U.S. Large Cap Index was up 17.0%. So while the perception persists that non-U.S. markets are a mess—a perception based on the uncertain debt and currency situations in Europe and slower-than-desired growth in developing countries—the reality is that stocks across the globe finished the year with highly attractive results.
     Shifting back stateside finds that micro-cap stocks enjoyed a very strong year. After finishing the first half with an enviable 13.0% return, the Russell Microcap Index climbed 5.9% in the third quarter and was essentially flat in the fourth, up 0.04%, which gave the index a 19.7% increase in 2012. Mid-cap stocks also experienced robust results for the calendar year—the Russell Midcap Index was up 17.3% in 2012.

An old adage has it that “the market
climbs a wall of worry” during those
times when stocks behave bullishly
in the face of negative news or
perceptions. It seems clear to us
that in 2012 the market scaled just
such a wall.

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However, the four rounds of QE
have created an extended tailwind
for low-quality companies. Highly
levered businesses—a low-quality
attribute from our standpoint—have
benefited from the sharp drop in the
cost of capital that has accompanied
the Fed’s bond buying programs.
Access to capital has simultaneously
improved, allowing weaker companies
to stave off potential financing
challenges. This is particularly
relevant in the smaller company space
where financing is often tenuous.
Interestingly, companies with large
net cash positions have also lagged
as that cash has been viewed as an
unproductive asset that generates
little or no return, even though it
provides a healthy margin of safety
and is often the result of profitability.
Even allowing for strong second-half
results, high-quality small-caps look
highly attractive to us relative to
both their lower-quality counterparts
and their high-quality peers in the
large-cap space.

The drop in market volatility back
to pre-crisis levels, as measured
by the VIX, has contributed to the
relative strength of low-quality
companies. Investors’ appetite for
riskier assets tends to correlate with
sharp moves—both up and down—in
volatility. As the more violent swings
in the market dissipated, investors
were increasingly willing to embrace
the added risk associated with
lower quality enterprises.

Continued on page 8...

Letter to Our Stockholders

Good-Bye to All That (We Hope)
Calendar-year results for our closed-end funds fell a bit short of our expectations on a relative basis, even as all three of the portfolios finished the year with both solid second-half performances and more-than-respectable absolute returns. Certainly some holdings drew a benefit from the market’s suddenly renewed affection for quality characteristics. Results as a whole therefore left us frustrated yet hopeful, for the reasons outlined above.
     We have previously discussed the reasons for recent performance disappointments, but they are worth recapping for what we would like to think will be the last time, at least for a while. Beginning with 2007’s recession and moving through the global financial crisis into the early days of June 2012, the markets were highly volatile, closely correlated, and frequently disappointing. This pattern could first be seen emerging in the spring of 2010 and was cast in harder material by the small-cap high on April 29, 2011. So while the one- and three-year numbers for the major domestic indexes were strong through the end of 2012, investors continue to be leery of the market, most probably owing to its lack of a sustainable course, bullish or bearish, especially in the roughly 13-month period between the April 2011 high and the 2012 low in early June. More importantly, this cycle of high correlation often proved difficult for our closed-end portfolios.

2012 NAV TOTAL RETURNS FOR THE ROYCE FUNDS VS. RUSSELL 2000, RUSSELL MICROCAP AND THE RUSSELL 2500 as of 12/31/12
[1]
Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Trust at 12/31/12 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights.

     Throughout this time, we remained patient and disciplined, resolutely searching for companies that met our standards for quality and attractive valuation while investors grew more interested in other matters. On the one hand, they sought safety in fixed income instruments, utilities, or high-yielding vehicles such as REITs and MLPs; on the other hand they looked

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for fast, dramatic growth, which most often came from highly leveraged companies in which we take no interest. For our part, we continued to see many companies across several sector and industry groups that answered to our preferred combination of quality and value. However, many of the largest company, industry and/or sector weightings in some portfolios have fared poorest, including those in the Energy, Materials, and Information Technology sectors. While all of this has been frustrating, none of it has changed the way in which we invest or construct portfolios. As we said in our Semiannual Review and Report, patience and discipline are not virtues to which we pay lip service. Our investment horizon will remain squarely focused on the long term, as it has for 40 years.

New Cycle, New Balance
The recent era of low rates and ample liquidity has not changed our view of the importance of strong balance sheets, high returns on invested capital, cash flow, or dividends. Many small-cap companies that possess any number of these characteristics underperformed the Russell 2000 in 2010, 2011, and the first half of 2012, which definitely hampered the effectiveness of our disciplined approach. This can be seen in the Funds’ three-, five-year, and in the case of Royce Value Trust, even 10-year, results. We did not enjoy watching certain portfolio favorites languish. But not once did we consider changing our core principles. We knew that we were in a highly anomalous market, one that we may not see again for more than a generation. So we stayed patient and consistent while we waited for the cycle to shift.
     Our contention is that quality stocks underperformed through much of the recent cycle of correlation owing to both the zero-interest-rate policies that the Fed has implemented over the last few years and the related rounds of quantitative easing. With interest rates so low, companies were finding it very easy to restructure debt or take on more of it. The price companies were paying to do so was miniscule, so investors acted accordingly by rewarding a number of fast-growing, highly leveraged businesses while often ignoring those with strong balance sheets. In an environment where the cost of debt has been virtually nil, low-debt companies lost their traditional advantage. (Our Sidebar, piece provides some more details.) However, we also suspect that we have reached a stage where this advantage is diminishing because rates have been historically low for a few years now and monetary stimulus no longer has the same dramatic impact it had with the first two or three rounds of quantitative easing. In addition to their stalwart second-half returns, we think this is a good sign for high-quality small-cap stocks.

A Quality Cycle?
As correlation continues to abate, we expect to see more opportunities for quality stocks to flourish. This is ultimately why we were not surprised by the market’s strength in the second half, even with ample ongoing uncertainty. We feel confident that the market has entered a cycle

We did not enjoy watching certain
portfolio favorites languish. But not
once did we consider changing our
core principles. We knew that we
were in a highly anomalous market,
one that we may not see again for
more than a generation. So we stayed
patient and consistent while we
waited for the cycle to shift.

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The current preference for passive
strategies and ETFs at the expense of
active management has also played
a role. Within small-cap, active
managers, especially those with a
long-term orientation, tend to have
a quality bias in their portfolios,
while passive index vehicles,
especially those meant to replicate
the Russell 2000, have no bias other
than market cap and therefore have
a higher weighting in lower-quality
companies. Persistent redemptions
of actively managed funds combined
with modest inflows to ETFs have
further distorted the low quality/high
performance differential.

The key question, then, is when will
this change? It is our view that it may
already have begun. Interest rates,
while at historic lows, cannot fall
much lower. In fact, each successive
round of quantitative easing is
exerting less and less pressure on
rates while at the same time raising
the specter of increased inflation
down the road. While liquidity should
remain abundant, the rate of change
in the cost of capital has clearly
peaked. By the same token, the rate
of decline in market volatility has
significantly slowed with the VIX now
back to its long-run averages. And
while the global economy continues to
grow, GDP statistics are anything but
robust. Low-quality companies have
had an extended moment in the sun,
but it is our strong belief that we are
entering a new era for quality.

Letter to Our Stockholders

in which stock picking matters. Our optimism, cautious as it is, is bolstered by the fact that in the years ahead earnings growth can accelerate for small caps and should be robust as the economy continues to improve. While many companies are hesitant about capital expenditures, those issues have more to do with timing. That is, businesses were not willing to start spending until the President and Congress struck a deal. Yet our meetings with management teams have convinced us that there is no question about their willingness to invest.
     In this context, it is worth mentioning that the tax and stimulus deal that was struck early in January still left important matters such as infrastructure spending, entitlements, and the next debt ceiling increase unresolved. So there will be opportunities for political intransigence to potentially affect the markets in 2013, and it will be interesting to see how investors respond to additional rounds of fiscal gridlock. Our thought is that greater levels of attention to business fundamentals will remain high. We believe that equities will continue their positive performance into 2013, that quality-oriented companies and active management approaches, especially within the small-cap universe, will continue their resurgence, and that non-U.S. small-caps will continue to surprise on the upside. We are very happy to say that it looks like a new, more historically typical cycle has begun.

Sincerely

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

January 31, 2013

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The Royce Funds 2012 Annual Report to Stockholders | 9

Royce Value Trust

AVERAGE ANNUAL NAV TOTAL RETURNS Through 12/31/12

July-December 2012[1]			10.87%

One-Year			15.41

Three-Year			10.58

Five-Year			1.23

10-Year			9.48

15-Year			8.14

20-Year			10.06

25-Year			11.15

Since Inception (11/26/86)			10.33

[1] Not annualized

CALENDAR YEAR NAV TOTAL RETURNS

Year	RVT	Year	RVT

2012	15.4%	2004	21.4%

2011	-10.1	2003	40.8

2010	30.3	2002	-15.6

2009	44.6	2001	15.2

2008	-45.6	2000	16.6

2007	5.0	1999	11.7

2006	19.5	1998	3.3

2005	8.4	1997	27.5

TOP 10 POSITIONS % of Net Assets

HEICO Corporation			1.1%

Carter’s			1.0

Mohawk Industries			1.0

Coherent			1.0

Lincoln Electric Holdings			1.0

Advisory Board (The)			1.0

Nordson Corporation			1.0

Reliance Steel & Aluminum			0.9

PAREXEL International			0.9

E-L Financial			0.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			27.8%

Information Technology			19.6

Financials			17.8

Consumer Discretionary			13.9

Materials			8.1

Health Care			6.5

Energy			5.1

Consumer Staples			2.1

Telecommunication Services			0.7

Diversified Investment Companies			0.4

Miscellaneous			3.8

Preferred Stock			0.1

Borrowings Under Revolving Credit Agreement Less Cash and Cash Equivalents			-5.9

Manager’s Discussion
Strong results in the final six months of 2012 helped Royce Value Trust (RVT) to enjoy a strong year on an absolute basis even as it came up a bit short on a relative scale. RVT gained 15.4% on an NAV (net asset value) basis and 16.2% on a market price basis in 2012 compared to gains of 16.3% for both of its unleveraged small-cap benchmarks, the Russell 2000 and S&P SmallCap 600 Indexes.
     The Fund enjoyed full participation in the rally that enlivened the year’s first quarter, up 13.9% on an NAV basis and 14.7% on a market price basis versus 12.4% for the Russell 2000 and 12.0% for the S&P SmallCap 600. This relative advantage was lost, however, once stock prices began to decline following a small-cap high on March 26. Investors once again shifted from bullish to bearish based on a now-familiar set of macro headlines concerning European debt and the pace of global economic growth, particularly in the U.S. and China. RVT fell hard in the second quarter, down 8.6% on an NAV basis and 8.9% on a market price basis versus respective declines of 3.5% and 3.6% for the Russell 2000 and S&P SmallCap 600.
     Small-cap stocks reached their low for the year on June 4, 2012, though it would not be until July and August that the presence of a rally began to be felt. Though not as dynamic as the first quarter’s bull run, the third quarter was the year’s second shift into an up phase. The Fund once more did well as share prices climbed, gaining 5.1% on an NAV basis and 6.3% based on market price while the Russell 2000 was up 5.3% and the S&P SmallCap 600 rose 5.4%. For stocks as a whole, the fourth quarter was a more mixed period. Investors did their best to make sense of the effects of Hurricane Sandy, the elections, the looming fiscal cliff, and another round of quantitative easing announced by the Fed in mid-December. This muted the performance of RVT’s benchmarks—the Russell 2000 was up 1.9% in the fourth quarter while the S&P SmallCap 600 rose 2.2%. The Fund handily outpaced each benchmark for the same period, up 5.5% on an NAV basis and 4.6% on a market price basis. This gave the Fund an NAV advantage for the second half and from the 2012 small-cap low on June 4 through the end of December. For this period, RVT gained 17.4% on an NAV basis (+15.6% based on market price) versus respective gains of 16.3% and 15.8% for the Russell 2000 and S&P SmallCap 600.
     Longer-term relative results were mixed, with some key pockets of strength. From the small-cap trough on March 9, 2009 through December 31, 2012, RVT was up 187.2% on an NAV basis and 207.0% on a market price basis versus a gain of 160.9% for the Russell 2000 and 174.6% for the S&P SmallCap 600. On an NAV basis, the Fund outperformed both benchmarks for

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

Nordson Corporation	0.45%

Mohawk Industries	0.44

MAXIMUS	0.36

Carter’s	0.34

PAREXEL International	0.31

[1] Includes dividends

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small-and micro-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

10 | The Royce Funds 2012 Annual Report to Stockholders

Performance and Portfolio Review

the 15-, 25-year, and since inception (11/26/86) periods ended December 31, 2012. (The Fund also beat the Russell 2000 on both an NAV and market price basis for the 15-, 20-, 25-year, and since inception periods.) RVT’s NAV average annual total return since inception was 10.3%.
     Nordson Corporation, part of the machinery group in the top-performing Industrials sector, was the Fund’s top contributor in 2012. The company has what we think is a highly attractive niche business making customized systems that apply adhesives, sealants, and coatings to consumer and industrial products during the manufacturing process. The company announced a 20% increase in its fiscal fourth quarter dividend in July, which not only excited investors, but also marked the 49th consecutive year in which it increased its dividend. We trimmed our position in August. The recovery in the housing industry spurred the rapidly rising stock price of Mohawk Industries in 2012, which in turn led us to take gains in February, May, November, and December. This conservatively capitalized company produces floor coverings for the residential and commercial markets. In addition to its robust earnings growth, investors seemed to like its aggressive attempts to capture market share by acquiring smaller competitors.
     Shares of PMFG, a business we have owned since 1990, fell nearly 80% between its early February high and its 2012 low in late November, driven in large part by issuing a secondary offering priced at a sizable discount to its stock. As a manufacturer of custom products primarily for the natural gas industry, the company was also adversely affected by declining gas prices, increased expenses, and project delays, all of which hurt earnings. Fond of its growing business and attractive valuation, we increased our stake between February and September. Major Drilling Group International provides contract drilling services for the metals industry. Although the firm continued to operate profitably, revenue and earnings were hurt as precious metals miners pared back development projects. This in turn seemed to spark fears of a possible decrease in demand for its services. We added to our stake in 2012 before reducing it somewhat in early January 2013.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

PMFG	-0.31%

Major Drilling Group International	-0.19

GrafTech International	-0.15

ADTRAN	-0.14

Sapient Corporation	-0.13

[1] Net of dividends

MARKET PRICE PERFORMANCE HISTORY SINCE INCEPTION (11/26/86) through 12/31/12

[1] Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all annual distributions and fully participated in primary subscriptions of the Fund’s rights offerings.

[2] Reflects the actual market price of one share as it traded on the NYSE.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Fund Total Net Assets	$1,082 million

Number of Holdings	478

Turnover Rate	25%

Symbol
Market Price	RVT
NAV	XRVTX

Net Leverage[1]	6%

Average Market Capitalization[2]	$1,430 million

Weighted Average P/E Ratio[3,4]	15.2x

Weighted Average P/B Ratio[3]	1.6x

U.S. Investments (% of Net Assets)	79.6%

Non-U.S. Investments (% of Net Assets)	26.3%

[1] Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.

[2]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[3]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[4] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (10% of portfolio holdings as of 12/31/12).

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages (%)

The Royce Funds 2012 Annual Report to Stockholders | 11

Royce Micro-Cap Trust

AVERAGE ANNUAL NAV TOTAL RETURNS Through 12/31/12

July-December 2012[1]			10.20%

One-Year			17.34

Three-Year			11.65

Five-Year			2.15

10-Year			10.45

15-Year			8.60

Since Inception (12/14/93)			10.42

[1] Not annualized

CALENDAR YEAR NAV TOTAL RETURNS

Year	RMT	Year	RMT

2012	17.3%	2004	18.7%

2011	-7.7	2003	55.5

2010	28.5	2002	-13.8

2009	46.5	2001	23.4

2008	-45.5	2000	10.9

2007	0.6	1999	12.7

2006	22.5	1998	-4.1

2005	6.8	1997	27.1

TOP 10 POSITIONS % of Net Assets

Kennedy-Wilson Holdings			2.0%

Integrated Electrical Services			1.6

Quaker Chemical			1.3

Virtus Investment Partners			1.3

Seneca Foods			1.3

Tennant Company			1.3

Advisory Board (The)			1.2

America’s Car-Mart			1.2

Flexsteel Industries			1.2

Sapient Corporation			1.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			27.7%

Information Technology			24.6

Financials			17.8

Consumer Discretionary			10.4

Materials			9.2

Health Care			7.7

Energy			4.1

Consumer Staples			3.2

Utilities			0.1

Miscellaneous			4.5

Preferred Stock			0.4

Borrowings Under Revolving Credit Agreement Less Cash and Cash Equivalents			-9.7

Manager’s Discussion
The strong year for micro-cap stocks was reflected in the calendar-year results for Royce Micro-Cap Trust (RMT). The Fund was up 17.3% on an NAV (net asset value) basis and 14.0% on a market price basis in 2012 compared to 16.3% for its unleveraged small-cap benchmark, the Russell 2000 Index, and 19.8% for the unleveraged Russell Microcap Index.
     Stocks as a whole took off fast in 2012, building on a rally that began in early October 2011 and making for a pleasant and bullish opening quarter. The Fund gained 11.4% on an NAV basis and 8.8% on a market price basis compared to a 12.4% increase for its benchmark and a gain of 15.3% for the microcap index. The rally lost steam after small-caps reached a first-half high on March 26, derailed for the third straight year by the same three concerns: sovereign debt in Europe and the pace of economic growth in the U.S. and China. These anxieties drove share prices down through most of the second quarter, with May seeing the largest losses. RMT fell 4.4% on an NAV basis and 3.8% based on its market price in the second quarter. That same period saw the Russell 2000 lose 3.5% while the Russell Microcap lost 2.0%.
     Although the third quarter saw a resumption of bullish behavior, it was a more moderately paced run than what the market enjoyed during the first quarter. After reaching a 2012 low on June 4, share prices crept upward. For the third quarter, the Fund rose 6.8% on an NAV basis and 7.3% on a market price basis compared to a 5.3% increase for the Russell 2000 and a gain of 5.9% for the unleveraged Russell Microcap. The fourth quarter was a bit more volatile as investors tried to sort out the ramifications of Hurricane Sandy, the aftermath of the elections, the potential effects of the fiscal cliff, and a fourth round of quantitative easing. The Russell 2000 was up 1.9% and the Russell Microcap gained 0.04% while the Fund climbed 3.2% on an NAV basis and 1.4% based on market price for the year’s final quarter.
     The Fund’s strong year helped it to build on previous relative advantages over longer-term time frames. From the small-cap trough on March 9, 2009 through December 31, 2012, RMT gained 197.8% on an NAV basis and 214.7% on a market price basis versus a gain of 160.9% for the Russell 2000 and 160.4% for the Russell Microcap. On both an NAV and market price basis, the Fund was ahead of each index for the 10-year period ended December 31, 2012 while it also outperformed the Russell 2000 for the 15-year and since inception (12/14/93) periods as well. (Data for the Russell Microcap only goes back to 2000.) RMT’s NAV average annual total return since inception was 10.4%.
     Eight of the Fund’s nine equity sectors made positive contributions in 2012 while net losses for Energy—the portfolio’s lone detractor—were relatively modest. Financials and Industrials led

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

Integrated Electrical Services	0.91%

Celsion Corporation	0.90

Acadia Pharmaceuticals	0.78

Kennedy-Wilson Holdings	0.66

Virtus Investment Partners	0.59

[1] Includes dividends

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Trust at 12/31/12 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

12 | The Royce Funds 2012 Annual Report to Stockholders

Performance and Portfolio Review

by a sizable margin while Consumer Discretionary, Health Care, and Information Technology also posted notable net gains. In fact, RMT’s underweight in Health Care did not stop the sector from making a meaningful positive impact—two of the Fund’s top three contributors hailed from that sector. Cancer drug developer Celsion Corporation made progress toward FDA approval for its liver cancer treatment ThermoDox, which helped its shares to soar and led us to begin reducing our position in July. During November and December we sold our position in Acadia Pharmaceuticals. Its price shot up late in November after the company announced the success of its drug Pimavanserin in treating psychosis in patients with Parkinson’s disease.
     We also trimmed our stake in top contributor Integrated Electrical Services in October as its price rose. The company provides electrical contracting and maintenance services to the commercial, industrial, residential, and power line markets and also offers data communication services that include the installation of wiring for computer networks and fiber optic telecommunications systems. Its ongoing progress back to profitability seemed to attract investors, especially in the second half.
     The stock price of PMFG, a business we have owned since 1994 in RMT’s portfolio, fell nearly 80% between its early February high and its 2012 low in late November, driven in large part by issuing a secondary offering priced at a sizable discount to its stock. As a manufacturer of custom products primarily for the natural gas industry, the company was also affected by declining gas prices, increased expenses, and project delays, all of which hurt earnings. Still believing in its niche business and increasingly attractive valuation, we increased our stake between February and June. Tough times for the energy industry, disappointing earnings, and insider selling back in March all helped to drive investors away from Dawson Geophysical. The company acquires and processes three-dimensional seismic data used to analyze subsurface geological conditions for potential oil and natural gas reserves. Its margins remained solid, and it boasts what we think is a highly attractive niche business, so we were happy to hold our shares throughout 2012.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

PMFG	-0.47%

Dawson Geophysical	-0.28

Chelsea Therapeutics International	-0.25

Sapient Corporation	-0.24

ChinaCast Education	-0.22

[1] Net of dividends

MARKET PRICE PERFORMANCE HISTORY SINCE INCEPTION (12/14/93) through 12/31/12

[1] Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($7.50 IPO), reinvested distributions and fully participated in the primary subscription of the 1994 rights offering.

[2] Reflects the actual market price of one share as it traded on the NYSE and, prior to 12/1/03, on the Nasdaq.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Fund Total Net Assets	$319 million

Number of Holdings	332

Turnover Rate	28%

Symbol
Market Price	RMT
NAV	XOTCX

Net Leverage[1]	10%

Average Market Capitalization[2]	$350 million

Weighted Average P/E Ratio[3,4]	15.6

Weighted Average P/B Ratio[3]	1.4x

U.S. Investments (% of Net Assets)	96.6%

Non-U.S. Investments (% of Net Assets)	13.1%

[1] Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.

[2]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[3]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[4] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (25% of portfolio holdings as of 12/31/12).

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages (%)

The Royce Funds 2012 Annual Report to Stockholders | 13

Royce Focus Trust

AVERAGE ANNUAL NAV TOTAL RETURNS Through 12/31/12

July-December 2012[1]			11.50%

One-Year			11.42

Three-Year			6.69

Five-Year			1.38

10-Year			12.19

15-Year			9.17

Since Inception (11/1/96)[2]			10.04

[1] Not annualized
[2] Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

CALENDAR YEAR NAV TOTAL RETURNS

Year	FUND	Year	FUND

2012	11.4%	2004	29.3%

2011	-10.5	2003	54.3

2010	21.8	2002	-12.5

2009	54.0	2001	10.0

2008	-42.7	2000	20.9

2007	12.2	1999	8.7

2006	15.8	1998	-6.8

2005	13.3	1997	20.5

TOP 10 POSITIONS % of Net Assets

Western Digital			3.9%

Analog Devices			3.3

Berkshire Hathaway Cl. B			3.3

Microsoft Corporation			3.3

Mosaic Company (The)			3.1

Franklin Resources			3.1

Helmerich & Payne			2.9

Exxon Mobil			2.9

Buckle (The)			2.7

Apple			2.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Materials			29.6%

Information Technology			18.1

Financials			15.9

Energy			13.1

Consumer Discretionary			7.5

Industrials			7.0

Consumer Staples			4.9

Health Care			2.0

Cash and Cash Equivalents			1.9

Manager’s Discussion
We were very pleased with the strong second half turned in by Royce Focus Trust (FUND), even if it was not quite strong enough to give the Fund an advantage over its new benchmark for the calendar year. In 2012, FUND rose 11.4% on an NAV (net asset value) basis and 12.1% on a market price basis versus 17.9% for its new unleveraged benchmark, the Russell 2500 Index, and 16.3% for the similarly unleveraged Russell 2000 Index.
     The year began on a positive note by extending the rally that began off the October 3, 2011 small-cap low. In the bullish first quarter of 2012, the Fund rose 11.0% on an NAV basis and 12.0% on a market price basis. While by each measure these were strong absolute showings, the Fund lagged both the Russell 2500, which was up 13.0%, and the Russell 2000, which rose 12.4%. Any hopes that the nearly six-month bull phase might keep running based on the slowly improving U.S. economy were dashed following an early small-cap high on March 26, 2012. Driving investors away from stocks was another round of macro worries, including anxiety over European debt and currency issues and the strength of the U.S. and Chinese economies. The effect on stock prices was predictably negative, hitting many of the Fund’s most heavily weighted, economically sensitive sectors hardest. The Fund fell 10.0% on an NAV basis and 8.3% on a market price basis in the second quarter, while for the same period the Russell 2500 lost 4.1% and the Russell 2000 fell 3.5%.
     Following the June 4, 2012 small-cap low, the market shook loose of the bear. The Fund’s relative results also began to improve substantially. For the third quarter, FUND climbed 10.1% on an NAV basis and 8.4% on a market price basis, in both cases beating the Russell 2500 (+5.6%) and the Russell 2000 (+5.3%). For most small-cap and mid-cap stocks the fourth quarter was slightly rockier, particularly from mid-September through mid-November. The Fund gave up some ground to both indexes in the fourth quarter, gaining 1.3% in NAV and 0.7% in market price while the Russell 2500 rose 3.1% and the Russell 2000 was up 1.9%. Yet FUND outpaced both indexes for the second half of 2012 on both an NAV (+11.5%) and market price (+9.2%) basis. The Russell 2500 was up 8.8% during this same period, while the Russell 2000 increased 7.2%.
     During the most recent full market cycle period that ran from the previous small-cap peak on July 13, 2007 through the small-cap peak on April 29, 2011, the Fund increased 10.2% on an NAV basis versus 9.2% for its new benchmark and 6.6% for the Russell 2000. On an NAV and market price basis, FUND beat both indexes for the 10-year, 15-year, and

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

Westlake Chemical	1.68%

Western Digital	1.25

Franklin Resources	1.02

Stella-Jones	0.85

Analog Devices	0.76

[1] Includes dividends

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

14 | The Royce Funds 2012 Annual Report to Stockholders

Performance and Portfolio Review

since inception of Royce’s management (11/1/96) periods ended December 31, 2012. The Fund’s average annual NAV total return for the since inception of our management period was 10.0%.
     Westlake Chemical manufactures basic chemicals, vinyls, polymers, fabricated building products, plastics, and high-end plastic films used to wrap food. Natural gas is a feedstock for much of what it produces, which gave it a huge cost advantage thanks to slumping gas prices. A founder-controlled business with conservative and intelligent management, we think its ongoing prospects remain very strong, especially in light of the fact that it has yet to see much benefit from the reviving housing industry. We did, however, take gains in August as its stock price was climbing. Top holding Western Digital makes hard drives and related products. Its stock was quite volatile in 2012, though it was relatively more stable in the second half. After announcing in April that its disk prices were lower than they had been at the beginning of the year, its shares tumbled. The company bought back shares in the aftermath, which is nearly always a positive sign to us. The firm’s earnings then surprised on the upside for the next two quarters, giving a boost to its stock price. Liking its ongoing prospects as a leader in its field, we were happy to hold a large position at the end of 2012.
     Major Drilling Group International provides contract drilling services for the metals industry. Although the firm continued to operate profitably, revenue and earnings were hurt as precious metals miners pared back development projects. This in turn seemed to spark fears of a possible decrease in demand for its services. This looked to us like a case of guilt by association, so we built our position in June, August, and September. We have owned shares of steel and scrap metal recycler Schnitzer Steel Industries since 2004. Demand for recycled metals slackened amid the slow pace of growth in the U.S. Excess capacity, lower-than-normal spring scrap flows, and margins compressed from increases in raw materials and transport costs have all driven investors to keep selling while we continued to hold our shares in anticipation of a rebound in global industrial activity that we think will spark demand.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

Major Drilling Group International	-0.75%

Schnitzer Steel Industries Cl. A	-0.60

Sprott	-0.55

Trican Well Service	-0.53

Newmont Mining	-0.48

[1] Net of dividends

MARKET PRICE PERFORMANCE HISTORY SINCE INCEPTION (11/1/96)[3] through 12/31/12

[1] Reflects the cumulative total return experience of a continuous common stockholder who reinvested all distributions and fully participated in the primary subscription of the 2005 rights offering.
[2] Reflects the actual market price of one share as it traded on Nasdaq.
[3] Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Fund Total Net Assets	$164 million

Number of Holdings	52

Turnover Rate	16%

Symbol
Market Price	FUND
NAV	XFUNX

Average Market Capitalization[1]	$5,492 million

Weighted Average P/E Ratio[2,3]	14.1x

Weighted Average P/B Ratio[2]	1.8x

U.S. Investments (% of Net Assets)	71.4%

Non-U.S. Investments (% of Net Assets)	26.7%

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings, or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (8% of portfolio holdings as of 12/31/12).

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2012 Annual Report to Stockholders | 15

History Since Inception

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

		Amount	Purchase		NAV	Market
History		Invested	Price[1]	Shares	Value[2]	Value[2]
Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
1997	Annual distribution total $1.21		15.374	230	52,556	46,814
1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239
2000	Annual distribution total $1.48		13.972	424	70,711	61,648
2001	Annual distribution total $1.49		15.072	437	81,478	73,994
2002	Annual distribution total $1.51		14.903	494	68,770	68,927
1/28/03	Rights Offering	5,600	10.770	520
2003	Annual distribution total $1.30		14.582	516	106,216	107,339
2004	Annual distribution total $1.55		17.604	568	128,955	139,094
2005	Annual distribution total $1.61		18.739	604	139,808	148,773
2006	Annual distribution total $1.78		19.696	693	167,063	179,945
2007	Annual distribution total $1.85		19.687	787	175,469	165,158
2008	Annual distribution total $1.72[3]		12.307	1,294	95,415	85,435
3/11/09	Distribution $0.32[3]		6.071	537	137,966	115,669
12/2/10	Distribution $0.03		13.850	23	179,730	156,203
2011	Annual distribution total $0.78[3]		13.043	656	161,638	139,866
2012	Annual distribution total $0.80		13.063	714

12/31/12		$21,922		12,113	$186,540	$162,556

[1] The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2] Other than for initial purchase, values are stated as of December 31 of the year indicated, after reinvestment of distributions.
[3] Includes a return of capital.

16 | The Royce Funds 2012 Annual Report to Stockholders

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

		Amount	Purchase		NAV	Market
History		Invested	Price[1]	Shares	Value[2]	Value[2]
Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026
12/6/01	Distribution $0.57		9.880	114	24,701	21,924
2002	Annual distribution total $0.80		9.518	180	21,297	19,142
2003	Annual distribution total $0.92		10.004	217	33,125	31,311
2004	Annual distribution total $1.33		13.350	257	39,320	41,788
2005	Annual distribution total $1.85		13.848	383	41,969	45,500
2006	Annual distribution total $1.55		14.246	354	51,385	57,647
2007	Annual distribution total $1.35		13.584	357	51,709	45,802
2008	Annual distribution total $1.19[3]		8.237	578	28,205	24,807
3/11/09	Distribution $0.22[3]		4.260	228	41,314	34,212
12/2/10	Distribution $0.08		9.400	40	53,094	45,884
2011	Annual distribution total $0.53[3]		8.773	289	49,014	43,596
2012	Annual distribution total $0.51		9.084	285

12/31/12		$8,900		5,256	$57,501	$49,669

Royce Focus Trust
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.14		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357	24,668	27,020
2007	Annual distribution total $2.01		9.159	573	27,679	27,834
2008	Annual distribution total $0.47[3]		6.535	228	15,856	15,323
3/11/09	Distribution $0.09[3]		3.830	78	24,408	21,579
12/31/10					29,726	25,806
2011	Annual distribution total $0.41[3]		6.894	207	26,614	22,784
2012	Annual distribution total $0.46		6.686	255

12/31/12		$7,044		3,871	$29,652	$25,549

[1] The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2] Other than for initial purchase, values are stated as of December 31 of the year indicated, after reinvestment of distributions.
[3] Includes a return of capital.

The Royce Funds 2012 Annual Report to Stockholders | 17

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?
By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?
The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?
If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing. A registered stockholder also has the option to receive the distribution in the form of a stock certificate or in cash if Computershare is properly notified.

What if my shares are held by a brokerage firm or a bank?
If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?
The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your Fund shares with Computershare for safekeeping. The Funds’ investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 2012.

How do the Plans work for registered stockholders?
Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send other stock certificates held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?
You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43010, Providence, RI 02940-3010, telephone (800) 426-5523.

18 | The Royce Funds 2012 Annual Report to Stockholders

Royce Value Trust	December 31, 2012

Schedule of Investments

	SHARES	VALUE

COMMON STOCKS – 105.8%

Consumer Discretionary – 13.9%
Auto Components - 0.4%
China XD Plastics [1]	109,700	$421,248
Drew Industries	46,591	1,502,560
Gentex Corporation [2]	97,700	1,838,714
Minth Group	717,600	829,971

		4,592,493

Automobiles - 0.6%
Thor Industries [2]	77,500	2,900,825
Winnebago Industries [1]	222,500	3,811,425

		6,712,250

Distributors - 0.9%
LKQ Corporation [1]	368,000	7,764,800
Weyco Group	97,992	2,289,093

		10,053,893

Diversified Consumer Services - 1.4%
†Career Education [1]	28,900	101,728
MegaStudy	39,150	2,885,627
Regis Corporation [2,3]	233,800	3,955,896
Sotheby’s [2]	206,500	6,942,530
Universal Technical Institute	110,432	1,108,737

		14,994,518

Hotels, Restaurants & Leisure - 0.4%
CEC Entertainment	64,100	2,127,479
†Lotto24 [1]	30,900	139,462
†WMS Industries [1,2]	120,000	2,100,000

		4,366,941

Household Durables - 2.7%
Blyth	34,200	531,810
Desarrolladora Homex ADR [1]	14,100	175,968
Ekornes	125,000	2,084,504
Ethan Allen Interiors	345,800	8,890,518
Hanssem	39,100	678,880
Harman International Industries [2,3]	121,400	5,419,296
Mohawk Industries [1,2,3]	122,900	11,118,763

		28,899,739

Internet & Catalog Retail - 0.5%
Manutan International	53,900	2,391,200
Takkt	190,000	2,645,215

		5,036,415

Leisure Equipment & Products - 0.4%
Beneteau	180,000	1,954,824
Shimano	38,000	2,422,972

		4,377,796

Media - 1.0%
Morningstar [2]	98,900	6,213,887
Pico Far East Holdings	11,679,000	3,489,994
Television Broadcasts	135,000	1,013,340

		10,717,221

Multiline Retail - 0.5%
Dollar Tree [1]	22,000	892,320
New World Department Store China	7,215,700	4,697,120

		5,589,440

Specialty Retail - 1.7%
Ascena Retail Group [1,2]	89,900	1,662,251
Christopher & Banks [1]	43,700	238,165
Dickson Concepts (International)	934,300	497,189
Dover Saddlery [1]	17,821	58,809
GameStop Corporation Cl. A [2]	32,400	812,916
Guess? [2]	32,400	795,096
Lewis Group	350,000	2,854,939
L’Occitane International	100,000	317,989
Luk Fook Holdings (International)	231,200	741,939
Men’s Wearhouse (The) [2]	44,700	1,392,852
Oriental Watch Holdings	407,600	143,513
OSIM International	1,400,000	1,990,669
Sa Sa International Holdings	800,000	661,711
Stein Mart	167,800	1,265,212
Systemax	194,000	1,872,100
TravelCenters of America LLC [1]	27,600	129,720
USS	12,000	1,243,854
West Marine [1]	131,100	1,409,325
Wet Seal (The) Cl. A [1]	75,200	207,552

		18,295,801

Textiles, Apparel & Luxury Goods - 3.4%
Anta Sports Products	1,713,200	1,531,566
Carter’s [1,2,3]	204,100	11,358,165
Columbia Sportswear [2,3]	31,197	1,664,672
Daphne International Holdings	1,660,100	2,299,653
Gildan Activewear	20,000	731,600
Grendene	250,000	2,025,886
J.G. Boswell Company [4]	2,292	1,870,249
K-Swiss Cl. A [1]	163,600	549,696
Pacific Textiles Holdings	5,571,000	5,040,501
PVH	4,600	510,646
Stella International Holdings	633,700	1,717,839
Texwinca Holdings	1,830,300	1,748,086
Van de Velde	30,000	1,356,683
Wolverine World Wide [2]	100,000	4,098,000

		36,503,242

Total (Cost $115,105,364)		150,139,749

Consumer Staples – 2.1%
Beverages - 0.0%
MGP Ingredients	127,400	435,708

Food & Staples Retailing - 0.3%
FamilyMart	76,000	3,128,478

Food Products - 1.8%
Alico	27,000	989,010
Cal-Maine Foods	28,248	1,136,135
First Resources	307,100	511,588
Industrias Bachoco ADR	3,000	83,760
Origin Agritech [1]	76,800	106,752
Seneca Foods Cl. A [1]	110,000	3,344,000
Seneca Foods Cl. B [1]	13,251	397,398
Super Group	590,000	1,570,516
Tootsie Roll Industries	322,058	8,347,743
Waterloo Investment Holdings [1,5]	598,676	87,526

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2012 Annual Report to Stockholders | 19

Royce Value Trust

Schedule of Investments

	SHARES	VALUE

Consumer Staples (continued)
Food Products (continued)
Westway Group	380,000	$2,534,600

		19,109,028

Total (Cost $18,927,929)		22,673,214

Diversified Investment Companies – 0.4%
Closed-End Funds - 0.4%
Central Fund of Canada Cl. A [2,3]	226,000	4,752,780

Total (Cost $2,031,251)		4,752,780

Energy – 5.1%
Energy Equipment & Services - 4.4%
Cal Dive International [1]	456,250	789,312
CARBO Ceramics [2,3]	8,000	626,720
Ensign Energy Services	225,100	3,478,222
Heckmann Corporation [1,2,3]	50,000	201,500
Helmerich & Payne [2,3]	125,100	7,006,851
ION Geophysical [1]	361,500	2,353,365
Oil States International [1,2,3]	103,823	7,427,497
Pason Systems	105,800	1,824,138
SEACOR Holdings [2]	92,866	7,782,171
ShawCor Cl. A	54,300	2,128,438
Steel Excel [1,4]	156,880	3,890,624
†Superior Energy Services [1,2]	77,600	1,607,872
TETRA Technologies [1,2]	68,000	516,120
TGS-NOPEC Geophysical	40,000	1,310,812
Tidewater	36,000	1,608,480
Trican Well Service	263,000	3,468,945
Unit Corporation [1]	34,000	1,531,700

		47,552,767

Oil, Gas & Consumable Fuels - 0.7%
†Africa Oil [1]	74,800	525,638
Bill Barrett [1,2]	50,000	889,500
Cimarex Energy [2]	61,300	3,538,849
†Green Plains Renewable Energy [1]	82,000	648,620
Resolute Energy [1,2]	201,134	1,635,219
†VAALCO Energy [1,2]	33,300	288,045

		7,525,871

Total (Cost $47,035,152)		55,078,638

Financials – 17.8%
Capital Markets - 9.0%
Affiliated Managers Group [1,2,3]	42,200	5,492,330
AllianceBernstein Holding L.P. [2]	514,600	8,969,478
AP Alternative Assets L.P. [1]	233,200	3,458,733
Artio Global Investors Cl. A	433,000	822,700
ASA Gold and Precious Metals	117,501	2,529,797
Ashmore Group	831,000	4,805,107
Cowen Group [1]	1,274,458	3,122,422
Dubai Investments	8,900,000	2,073,850
Eaton Vance [2]	85,300	2,716,805
Egyptian Financial Group-Hermes Holding Company [1]	51,625	89,451
FBR & Co. [1]	576,200	2,229,894
Federated Investors Cl. B [2,3]	224,700	4,545,681
GAMCO Investors Cl. A	80,575	4,276,115
GFI Group [2]	166,247	538,640
GIMV	35,000	1,759,934
Gleacher & Company [1]	200,000	150,000
Jupiter Fund Management	75,000	348,103
KKR & Co. L.P.	415,000	6,320,450
Lazard Cl. A	206,100	6,150,024
MVC Capital	254,200	3,088,530
Oppenheimer Holdings Cl. A	75,000	1,295,250
Paris Orleans	226,496	5,171,501
Partners Group Holding	11,200	2,586,881
Reinet Investments [1]	164,948	3,008,098
Reinet Investments DR [1]	500,000	930,652
SEI Investments	323,100	7,541,154
Sprott	370,600	1,475,396
Value Partners Group	7,071,900	4,747,299
VZ Holding	5,984	754,759
Waddell & Reed Financial Cl. A [2]	139,300	4,850,426
Westwood Holdings Group	23,460	959,514

		96,808,974

Commercial Banks - 1.8%
Bank of N.T. Butterfield & Son [1]	1,784,161	2,230,201
BCB Holdings [1]	598,676	211,523
Farmers & Merchants Bank of Long Beach	1,200	5,172,000
Fauquier Bankshares	160,800	1,913,520
†First Citizens BancShares Cl. A	45,527	7,443,665
Mechanics Bank	200	2,150,000

		19,120,909

Diversified Financial Services - 1.3%
Banca Finnat Euramerica	1,060,000	376,952
Leucadia National	38,300	911,157
PICO Holdings [1]	67,500	1,368,225
RHJ International [1]	622,500	3,272,454
†Sofina	89,000	8,061,573

		13,990,361

Insurance - 3.1%
Alleghany Corporation [1,2]	8,999	3,018,444
Argo Group International Holdings [2]	18,200	611,338
E-L Financial	20,900	9,139,942
Erie Indemnity Cl. A [2]	50,000	3,461,000
Independence Holding	349,423	3,326,507
Platinum Underwriters Holdings	161,900	7,447,400
Primerica	170,000	5,101,700
ProAssurance Corporation	44,000	1,856,360

		33,962,691

Real Estate Investment Trusts (REITs) - 0.0%
Vestin Realty Mortgage II [1]	214,230	314,918

Real Estate Management & Development - 2.2%
CBRE Group Cl. A [1,2]	24,200	481,580
Consolidated-Tomoka Land	63,564	1,971,120
E-House China Holdings ADR	585,161	2,399,160
Forestar Group [1,2]	222,000	3,847,260

20 | 2012 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	SHARES	VALUE

Financials (continued)
Real Estate Management & Development (continued)
Kennedy-Wilson Holdings	191,000	$2,670,180
Midland Holdings	2,398,600	1,164,775
St. Joe Company (The) [1,2,3]	167,000	3,854,360
Tejon Ranch [1]	279,900	7,859,592

		24,248,027

Thrifts & Mortgage Finance - 0.4%
CFS Bancorp	150,000	936,000
Kearny Financial	70,862	690,904
Timberland Bancorp [1,6]	444,200	3,082,748

		4,709,652

Total (Cost $200,748,625)		193,155,532

Health Care – 6.5%
Biotechnology - 0.1%
Green Cross	5,000	647,779

Health Care Equipment & Supplies - 2.2%
Allied Healthcare Products [1]	140,512	369,547
Analogic Corporation [2]	40,135	2,982,030
Atrion Corporation	15,750	3,087,000
bioMerieux	17,000	1,643,232
Carl Zeiss Meditec	55,000	1,580,183
CONMED Corporation	81,500	2,277,925
DiaSorin	50,000	2,005,590
DynaVox Cl. A [1]	55,000	20,350
IDEXX Laboratories [1,2]	40,201	3,730,653
Kossan Rubber Industries	647,568	711,365
Nihon Kohden	25,100	761,049
Straumann Holding	10,000	1,235,985
Top Glove	375,000	691,512
Urologix [1]	142,648	97,001
Young Innovations	66,447	2,618,676

		23,812,098

Health Care Providers & Services - 0.9%
†Accretive Health [1]	160,000	1,849,600
Landauer [2]	75,500	4,621,355
MWI Veterinary Supply [1,2]	10,000	1,100,000
VCA Antech [1,2]	82,500	1,736,625
WellCare Health Plans [1]	15,400	749,826

		10,057,406

Life Sciences Tools & Services - 1.9%
Bio-Rad Laboratories Cl. A [1]	21,388	2,246,809
EPS Corporation	612	1,568,052
Furiex Pharmaceuticals [1]	8,333	160,494
ICON ADR [1]	43,963	1,220,413
Luminex Corporation [1]	20,000	335,200
PAREXEL International [1]	312,400	9,243,916
PerkinElmer [2,3]	185,800	5,897,292

		20,672,176

Pharmaceuticals - 1.4%
Adcock Ingram Holdings	300,000	1,911,099
Almirall	200,000	1,964,882
Boiron	55,000	1,897,321
Kalbe Farma	4,000,000	441,704
Recordati	300,000	2,748,609
Santen Pharmaceutical	61,000	2,335,482
Vetoquinol	50,000	1,753,108
Virbac	10,000	1,977,333

		15,029,538

Total (Cost $43,447,204)		70,218,997

Industrials – 27.8%
Aerospace & Defense - 1.8%
AeroVironment [1]	13,000	282,620
Alliant Techsystems [2]	8,000	495,680
Cubic Corporation	11,800	566,046
Ducommun [1]	117,200	1,895,124
HEICO Corporation [2,3]	210,351	9,415,311
HEICO Corporation Cl. A	64,647	2,067,411
Hexcel Corporation [1]	47,500	1,280,600
Moog Cl. A [1]	25,000	1,025,750
National Presto Industries	3,000	207,300
Teledyne Technologies [1]	43,630	2,839,004

		20,074,846

Air Freight & Logistics - 1.4%
Forward Air	209,750	7,343,348
Hub Group Cl. A [1,2,3]	149,400	5,019,840
UTi Worldwide	175,000	2,345,000

		14,708,188

Building Products - 1.4%
American Woodmark [1]	123,335	3,431,180
Apogee Enterprises [2]	78,400	1,879,248
Burnham Holdings Cl. B [4]	36,000	507,600
Simpson Manufacturing	275,300	9,027,087

		14,845,115

Commercial Services & Supplies - 2.5%
Brink’s Company (The)	206,320	5,886,309
CompX International Cl. A	185,300	2,581,229
Copart [1]	149,780	4,418,510
Kimball International Cl. B	286,180	3,322,550
Moshi Moshi Hotline	23,900	304,623
Ritchie Bros. Auctioneers [2,3]	297,800	6,221,042
Sykes Enterprises [1]	68,649	1,044,838
Tetra Tech [1]	119,900	3,171,355
TMS International Cl. A [1]	45,500	569,660

		27,520,116

Construction & Engineering - 1.8%
EMCOR Group	199,400	6,901,234
Integrated Electrical Services [1]	266,349	1,241,186
Jacobs Engineering Group [1,2]	81,400	3,465,198
KBR	180,000	5,385,600
†MYR Group [1,2]	25,900	576,275
Raubex Group	750,000	1,500,104

		19,069,597

Electrical Equipment - 3.1%
AZZ	53,099	2,040,594
Belden	57,800	2,600,422

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2012 Annual Report to Stockholders | 21

Royce Value Trust

Schedule of Investments

	SHARES	VALUE

Industrials (continued)
Electrical Equipment (continued)
Elektrobudowa	16,392	$556,257
Franklin Electric	104,600	6,502,982
GrafTech International [1]	590,587	5,545,612
†Hubbell Cl. B [2]	7,000	592,410
Powell Industries [1]	92,400	3,837,372
Preformed Line Products	91,600	5,442,872
Regal-Beloit	100,000	7,047,000

		34,165,521

Industrial Conglomerates - 0.5%
†Carlisle Companies [2]	10,400	611,104
Raven Industries [2]	199,000	5,245,640

		5,856,744

Machinery - 10.1%
Armstrong Industrial	1,514,500	326,656
Astec Industries	46,500	1,549,845
Burckhardt Compression Holding	14,400	4,722,953
Chen Hsong Holdings	1,615,000	493,456
CLARCOR [2]	92,500	4,419,650
Columbus McKinnon [1]	110,800	1,830,416
Donaldson Company [2,3]	185,600	6,095,104
EVA Precision Industrial Holdings	3,476,000	576,067
FAG Bearings India	29,500	923,579
Gardner Denver	10,300	705,550
Graco	116,376	5,992,200
IDEX Corporation	67,400	3,136,122
Kennametal [2,3]	213,300	8,532,000
Lincoln Electric Holdings	223,060	10,858,561
NN [1]	197,100	1,805,436
Nordson Corporation	169,996	10,730,148
Pfeiffer Vacuum Technology	17,000	2,058,527
PMFG [1]	388,352	3,530,120
Rational	7,000	2,015,989
RBC Bearings [1]	47,000	2,353,290
Rotork	30,000	1,244,131
Semperit AG Holding	84,000	3,462,134
Spirax-Sarco Engineering	65,000	2,443,806
Sun Hydraulics	8,600	224,288
Timken Company (The)	9,400	449,602
Valmont Industries	44,500	6,076,475
WABCO Holdings [1]	103,800	6,766,722
Wabtec Corporation	87,725	7,679,446
Woodward [2,3]	208,400	7,946,292

		108,948,565

Marine - 0.5%
Kirby Corporation [1,2]	80,000	4,951,200

Professional Services - 2.8%
Advisory Board (The) [1,2,3]	231,200	10,817,848
CRA International [1]	64,187	1,268,977
FTI Consulting [1,2]	7,850	259,050
JobStreet Corporation	723,400	520,431
ManpowerGroup	78,600	3,335,784
Michael Page International	325,000	2,099,068
On Assignment [1]	375,400	7,613,112
Robert Half International	136,100	4,330,702

		30,244,972

Road & Rail - 1.2%
Frozen Food Express Industries [1]	286,635	255,105
Landstar System [2]	99,400	5,214,524
Patriot Transportation Holding [1]	212,958	6,054,396
Universal Truckload Services	55,000	1,003,750

		12,527,775

Trading Companies & Distributors - 0.6%
AerCap Holdings [1]	45,000	617,400
Lawson Products	161,431	1,598,167
MSC Industrial Direct Cl. A [2]	59,548	4,488,728

		6,704,295

Transportation Infrastructure - 0.1%
Wesco Aircraft Holdings [1]	68,400	903,564

Total (Cost $167,135,935)		300,520,498

Information Technology – 19.6%
Communications Equipment - 1.6%
AAC Technologies Holdings	177,600	625,662
†Acme Packet [1,2,3]	121,000	2,676,520
ADTRAN [2,3]	187,700	3,667,658
Bel Fuse Cl. A	36,672	631,125
Cogo Group [1]	87,715	190,342
Comba Telecom Systems Holdings	997,728	367,811
Comtech Telecommunications [2]	30,000	761,400
EVS Broadcast Equipment	35,000	2,064,860
Globecomm Systems [1]	183,700	2,075,810
Sonus Networks [1]	1,124,000	1,910,800
Tellabs	700,000	1,596,000
VTech Holdings	47,050	528,645

		17,096,633

Computers & Peripherals - 0.9%
Asustek Computer	50,000	564,587
Catcher Technology	84,600	423,410
China Digital TV Holding Co. ADR	5,000	8,400
Diebold	151,600	4,640,476
Foxconn Technology	85,155	268,152
Intermec [1]	23,000	226,780
Intevac [1]	57,450	262,547
QLogic Corporation [1]	24,100	234,493
†Seagate Technology [2]	10,400	316,992
Simplo Technology	104,630	528,489
SMART Technologies Cl. A [1]	75,000	118,500
†STEC [1]	375,500	1,851,215
Western Digital [2]	10,400	441,896

		9,885,937

Electronic Equipment, Instruments & Components - 8.7%
Agilysys [1]	165,125	1,382,096
Anixter International [2]	61,795	3,953,644
Benchmark Electronics [1,2]	165,200	2,745,624
Broadway Industrial Group	945,600	241,287
Chroma Ate	269,982	601,004

22 | 2012 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	SHARES	VALUE

Information Technology (continued)
Electronic Equipment, Instruments & Components (continued)
Cognex Corporation	179,900	$6,623,918
Coherent	219,500	11,111,090
Dolby Laboratories Cl. A [2]	149,600	4,387,768
DTS [1]	207,000	3,456,900
†FARO Technologies [1,2]	32,300	1,152,464
FEI Company [2]	93,200	5,168,872
FLIR Systems	246,000	5,488,260
Hana Microelectronics	708,100	529,108
Hollysys Automation Technologies [1]	63,927	758,813
Inficon Holding	1,100	263,804
IPG Photonics [2]	64,420	4,293,593
Molex [2]	72,600	1,984,158
National Instruments	251,850	6,500,249
Newport Corporation [1]	523,500	7,041,075
Perceptron	357,700	2,110,430
Plexus Corporation [1]	176,100	4,543,380
Richardson Electronics	333,912	3,779,884
Rofin-Sinar Technologies [1]	305,400	6,621,072
Tech Data [1,2,3]	91,300	4,156,889
TTM Technologies [1,2]	211,400	1,944,880
Vaisala Cl. A	161,680	3,396,064

		94,236,326

Internet Software & Services - 0.9%
Active Network [1]	21,500	105,565
Perficient [1]	10,000	117,800
RealNetworks [1]	61,350	463,806
ValueClick [1]	145,000	2,814,450
VistaPrint [1,2,3]	187,000	6,144,820

		9,646,441

IT Services - 2.5%
Convergys Corporation	121,000	1,985,610
CSE Global	1,792,100	1,154,241
eClerx Services	35,900	449,784
Forrester Research [2]	20,100	538,680
Hackett Group	655,000	2,803,400
ManTech International Cl. A	35,400	918,276
MAXIMUS	94,200	5,955,324
MoneyGram International [1,2]	164,962	2,192,345
NeuStar Cl. A [1]	39,287	1,647,304
Sapient Corporation [1]	706,602	7,461,717
Unisys Corporation [1]	94,000	1,626,200

		26,732,881

Office Electronics - 0.1%
Zebra Technologies Cl. A [1,2]	23,058	905,718

Semiconductors & Semiconductor Equipment - 3.3%
Aixtron ADR	88,258	1,054,683
Analog Devices [2]	11,200	471,072
ASM Pacific Technology	15,000	184,128
ATMI [1]	92,215	1,925,449
BE Semiconductor Industries [4]	58,000	429,200
Cabot Microelectronics	35,209	1,250,272
Diodes [1]	252,450	4,380,008
Exar Corporation [1]	157,576	1,402,426
Integrated Silicon Solution [1]	180,200	1,621,800
International Rectifier [1]	330,000	5,850,900
Intersil Corporation Cl. A [2]	190,000	1,575,100
Miraial	26,170	492,972
Nanometrics [1,2]	159,400	2,298,548
Power Integrations [2]	49,000	1,646,890
RDA Microelectronics ADR	94,800	1,019,100
Teradyne [1,2,3]	287,200	4,850,808
TriQuint Semiconductor [1]	670,000	3,242,800
Veeco Instruments [1,2]	88,000	2,597,760

		36,293,916

Software - 1.6%
ACI Worldwide [1,2,3]	131,150	5,729,943
ANSYS [1,2,3]	105,600	7,111,104
Aspen Technology [1]	42,100	1,163,644
Blackbaud [2]	31,400	716,862
Majesco Entertainment [1]	36,255	38,068
SimCorp	10,000	2,238,521

		16,998,142

Total (Cost $184,774,858)		211,795,994

Materials – 8.1%
Chemicals - 1.7%
Cabot Corporation [2,3]	67,200	2,673,888
Hawkins	86,178	3,329,918
Huchems Fine Chemical	40,056	968,496
Intrepid Potash [2]	131,766	2,805,298
KMG Chemicals	33,274	584,624
LSB Industries [1]	49,849	1,765,652
Minerals Technologies [2]	57,860	2,309,771
Mosaic Company (The) [2]	16,000	906,080
Victrex	85,000	2,293,983
†W.R. Grace & Co. [1,2]	17,200	1,156,356

		18,794,066

Construction Materials - 0.9%
Ash Grove Cement Cl. B [4]	50,518	7,628,218
†Cemex ADR [1,2]	30,000	296,100
Mardin Cimento Sanayii	500,000	1,496,783

		9,421,101

Containers & Packaging - 1.1%
Greif Cl. A [2]	90,844	4,042,558
Mayr-Melnhof Karton	70,000	7,508,986

		11,551,544

Metals & Mining - 4.4%
Allied Nevada Gold [1,2]	23,600	711,068
AuRico Gold [1]	258,300	2,112,894
Central Steel & Wire [4]	6,062	4,032,745
Cliffs Natural Resources	22,300	859,888
Endeavour Mining [1]	300,000	624,309
Fresnillo	25,000	775,720
Globe Specialty Metals	45,600	627,000
Hecla Mining	300,000	1,749,000
Hochschild Mining	250,000	1,942,513
Kimber Resources [1]	560,000	212,800

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2012 Annual Report to Stockholders | 23

Royce Value Trust	December 31, 2012

Schedule of Investments

	SHARES	VALUE

Materials (continued)
Metals & Mining (continued)
Maharashtra Seamless	330,000	$1,627,119
Major Drilling Group International	399,600	3,936,946
Medusa Mining	250,000	1,441,982
†Pretium Resources [1]	39,000	515,190
Randgold Resources ADR	33,000	3,275,250
Reliance Steel & Aluminum [2,3]	160,720	9,980,712
Schnitzer Steel Industries Cl. A [2]	100,000	3,033,000
Silvercorp Metals [2]	116,500	596,480
Sims Metal Management ADR	219,167	2,160,987
Synalloy Corporation	178,800	2,345,856
Worthington Industries	185,000	4,808,150

		47,369,609

Paper & Forest Products - 0.0%
Qunxing Paper Holdings [5]	3,296,000	175,541

Total (Cost $70,926,378)		87,311,861

Telecommunication Services – 0.7%
Wireless Telecommunication Services - 0.7%
Telephone and Data Systems	338,270	7,489,298

Total (Cost $8,279,046)		7,489,298

Miscellaneous [7] – 3.8%
Total (Cost $41,383,240)		41,610,785

TOTAL COMMON STOCKS
(Cost $899,794,982)		1,144,747,346

PREFERRED STOCK – 0.1%
Seneca Foods Conv. [1,5]
(Cost $796,469)	55,000	1,504,800

REPURCHASE AGREEMENT – 6.9%
Fixed Income Clearing Corporation,
0.10% dated 12/31/12, due 1/2/13,
maturity value $74,647,415 (collateralized
by obligations of various U.S. Government
Agencies, 0.25% due 9/6/13, valued at $76,140,056)
(Cost $74,647,000)		74,647,000

TOTAL INVESTMENTS – 112.8%
(Cost $975,238,451)		1,220,899,146

LIABILITIES LESS CASH
AND OTHER ASSETS – (12.8)%		(138,472,650)

NET ASSETS – 100.0%		$1,082,426,496

†	New additions in 2012.
[1]	Non-income producing.
[2]

All or a portion of these securities were pledged as collateral in connection with the revolving credit agreement at December 31, 2012. Total market value of pledged securities at December 31, 2012, was $343,415,150.

[3]	At December 31, 2012, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $146,902,041.
[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]

Securities for which market quotations are not readily available represent 0.2% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[6]

At December 31, 2012, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

[7]	Includes securities first acquired in 2012 and less than 1% of net assets.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2012, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $971,980,024. At December 31, 2012, net unrealized appreciation for all securities was $248,919,122, consisting of aggregate gross unrealized appreciation of $342,393,387 and aggregate gross unrealized depreciation of $93,474,265. The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

24 | 2012 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust	December 31, 2012

Statement of Assets and Liabilities

ASSETS:
Investments at value
Non-Affiliated Companies (cost $895,158,885)	$1,143,169,398
Affiliated Companies (cost $5,432,566)	3,082,748

Total investments at value	1,146,252,146
Repurchase agreements (at cost and value)	74,647,000
Cash and foreign currency	591,935
Receivable for investments sold	10,598,415
Receivable for dividends and interest	961,580
Prepaid expenses and other assets	472,346

Total Assets	1,233,523,422

LIABILITIES:
Revolving credit agreement	150,000,000
Payable for investments purchased	343,091
Payable for investment advisory fee	476,587
Payable for interest expense	21,000
Accrued expenses	256,248

Total Liabilities	151,096,926

Net Assets	$1,082,426,496

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 70,275,231 shares outstanding (150,000,000 shares authorized)	$820,368,882
Undistributed net investment income (loss)	2,818,184
Accumulated net realized gain (loss) on investments and foreign currency	13,591,177
Net unrealized appreciation (depreciation) on investments and foreign currency	245,648,253

Net Assets (net asset value per share - $15.40)	$1,082,426,496

Investments at identified cost	$900,591,451

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2012 Annual Report to Stockholders | 25

Royce Value Trust	Year Ended December 31, 2012

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends [1]	$22,870,207
Interest	105,418
Rehypothecation income	38,430
Securities lending	526,743

Total income	23,540,798

Expenses:
Investment advisory fees	5,838,929
Stockholder reports	403,494
Custody and transfer agent fees	345,803
Interest expense	252,048
Administrative and office facilities	149,691
Professional fees	145,456
Directors’ fees	129,647
Other expenses	118,684

Total expenses	7,383,752
Compensating balance credits	(71)
Fees waived by investment adviser	(50,000)

Net expenses	7,333,681

Net investment income (loss)	16,207,117

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	63,037,316
Foreign currency transactions	(139,763)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	75,703,358
Other assets and liabilities denominated in foreign currency	(476)

Net realized and unrealized gain (loss) on investments and foreign currency	138,600,435

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	154,807,552

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(11,357,495)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
FROM INVESTMENT OPERATIONS	$143,450,057

[1] Net of foreign withholding tax of $620,073.

26 | 2012 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust

Statement of Changes in Net Assets Applicable to Common Stockholders

	Year ended	Year ended
	12/31/12	12/31/11
INVESTMENT OPERATIONS:
Net investment income (loss)	$16,207,117	$6,739,838
Net realized gain (loss) on investments and foreign currency	62,897,553	35,713,778
Net change in unrealized appreciation (depreciation) on investments and foreign currency	75,702,882	(143,670,265)

Net increase (decrease) in net assets from investment operations	154,807,552	(101,216,649)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(2,356,525)	(2,024,508)
Net realized gain on investments and foreign currency	(9,000,970)	(10,955,492)

Total distributions to Preferred Stockholders	(11,357,495)	(12,980,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
FROM INVESTMENT OPERATIONS	143,450,057	(114,196,649)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(11,444,608)	(5,275,650)
Net realized gain on investments and foreign currency	(43,713,673)	(28,548,829)
Return of capital	–	(18,288,444)

Total distributions to Common Stockholders	(55,158,281)	(52,112,923)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	27,494,847	27,070,308

Total capital stock transactions	27,494,847	27,070,308

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	115,786,623	(139,239,264)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of year	966,639,873	1,105,879,137

End of year (including undistributed net investment income (loss) of $2,818,184 at 12/31/12 and
$2,529,467 at 12/31/11)	$1,082,426,496	$966,639,873

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2012 Annual Report to Stockholders | 27

Royce Value Trust

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$154,807,552
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(297,587,829)
Proceeds from sales and maturities of long-term investments	381,488,198
Net purchases, sales and maturities of short-term investments	9,436,000
Net (increase) decrease in dividends and interest receivable and other assets	228,801
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(28,453)
Net change in unrealized appreciation (depreciation) on investments	(75,703,358)
Net realized gain on investments and foreign currency	(62,897,553)

Cash provided by operating activities	109,743,358

CASH FLOW FROM FINANCING ACTIVITIES:
Net increase (decrease) in revolving credit agreement	150,000,000
Liquidation of Preferred Stock	(220,000,000)
Distributions paid to Preferred Stockholders	(11,645,944)
Distributions paid to Common Stockholders	(55,158,281)
Reinvestment of distributions to Common Stockholders	27,494,847

Cash used for financing activities	(109,309,378)

INCREASE (DECREASE) IN CASH:	433,980

Cash and foreign currency at beginning of year	157,955

Cash and foreign currency at end of year	$591,935

28 | 2012 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Years ended December 31,

	2012	2011	2010	2009	2008

NET ASSET VALUE, BEGINNING OF PERIOD	$14.18	$16.73	$12.87	$9.37	$19.74

INVESTMENT OPERATIONS:
Net investment income (loss)	0.23	0.10	0.24	0.17	0.14
Net realized and unrealized gain (loss) on investments and foreign currency	2.02	(1.62)	3.85	3.87	(8.50)

Total investment operations	2.25	(1.52)	4.09	4.04	(8.36)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(0.04)	(0.03)	(0.20)	(0.18)	(0.01)
Net realized gain on investments and foreign currency	(0.13)	(0.16)	–	–	(0.20)
Return of capital	–	–	–	(0.02)	–

Total distributions to Preferred Stockholders	(0.17)	(0.19)	(0.20)	(0.20)	(0.21)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	2.08	(1.71)	3.89	3.84	(8.57)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.17)	(0.08)	(0.03)	–	(0.06)
Net realized gain on investments and foreign currency	(0.63)	(0.43)	–	–	(1.18)
Return of capital	–	(0.27)	–	(0.32)	(0.48)

Total distributions to Common Stockholders	(0.80)	(0.78)	(0.03)	(0.32)	(1.72)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.06)	(0.06)	(0.00)	(0.02)	(0.08)

Total capital stock transactions	(0.06)	(0.06)	(0.00)	(0.02)	(0.08)

NET ASSET VALUE, END OF PERIOD	$15.40	$14.18	$16.73	$12.87	$9.37

MARKET VALUE, END OF PERIOD	$13.42	$12.27	$14.54	$10.79	$8.39

TOTAL RETURN:[1]
Market Value	16.22%	(10.46)%	35.05%	35.39%	(48.27)%
Net Asset Value	15.41%	(10.06)%	30.27%	44.59%	(45.62)%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS:
Investment advisory fee expense [2]	0.56%	0.86%	0.11%	0.00%	1.27%
Other operating expenses	0.15%	0.12%	0.12%	0.16%	0.12%
Total expenses (net) [3]	0.71%	0.98%	0.23%	0.16%	1.39%
Expenses net of fee waivers and excluding interest expense	0.68%	0.98%	0.23%	0.16%	1.39%
Expenses prior to fee waivers and balance credits	0.71%	0.98%	0.23%	0.16%	1.39%
Expenses prior to fee waivers	0.71%	0.98%	0.23%	0.16%	1.39%
Net investment income (loss)	1.57%	0.63%	1.69%	1.66%	0.94%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$1,082,426	$966,640	$1,105,879	$849,777	$603,234
Liquidation Value of Preferred Stock,
End of Period (in thousands)		$220,000	$220,000	$220,000	$220,000
Portfolio Turnover Rate	25%	26%	30%	31%	25%
PREFERRED STOCK:
Total shares outstanding		8,800,000	8,800,000	8,800,000	8,800,000
Asset coverage per share		$134.88	$150.67	$121.57	$93.55
Liquidation preference per share		$25.00	$25.00	$25.00	$25.00
Average month-end market value per share		$25.37	$25.06	$23.18	$22.51
REVOLVING CREDIT AGREEMENT:
Asset coverage	822%
Asset coverage per $1,000	$8,216

[1]

The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[2]

The investment advisory fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.

[3]

Expense ratios based on total average net assets including liquidation value of Preferred Stock were 0.60%, 0.82%, 0.18%, 0.12% and 1.13% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2012 Annual Report to Stockholders | 29

Royce Value Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:
     Royce Value Trust, Inc. (the "Fund"), was incorporated under the laws of the State of Maryland on July 1, 1986, as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.
Level 3 – significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$892,590,687	$251,893,592	$263,067	$1,144,747,346
Preferred Stocks	–	–	1,504,800	1,504,800
Cash Equivalents	–	74,647,000	–	74,647,000

     For the year ended December 31, 2012, certain securities have transferred in and out of Level 1 and Level 2 measurements as a result of the fair value pricing procedures for international equities. The Fund recognizes transfers between levels as of the end of the reporting period. At December 31, 2012, securities valued at $1,328,435 were transferred from Level 2 to Level 1 within the fair value hierarchy.

     Level 3 Reconciliation:
			Realized and Unrealized
	Balance as of 12/31/11	Sales	Gain (Loss) [1]	Balance as of 12/31/12
Common Stocks	$1,701,029	$456,781	$(981,181)	$263,067
Preferred Stocks	1,278,090	–	226,710	1,504,800

[1]

The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

30 | 2012 Annual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (continued)

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Fund loans securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Fund on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Fund’s securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

Distributions:
     The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Prior to November 15, 2012, distributions to Preferred Stockholders were accrued daily and paid quarterly. Distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income were first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income are allocated to both Preferred and Common Stockholders, the tax character of such allocations is proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

2012 Annual Report to Stockholders | 31

Royce Value Trust

Notes to Financial Statements (continued)

Compensating Balance Credits:
      The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
     The Fund issued 2,103,737 and 2,076,969 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2012 and December 31, 2011, respectively.
     On November 15, 2012, the Fund redeemed all (8,800,000 shares) of its then outstanding 5.90% Cumulative Preferred Stock at the redemption price of $25.00 per share plus accumulated and unpaid dividends through the redemption date of $0.217153 per share.

Borrowings:
     The Fund entered into a $150,000,000 revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP) on November 14, 2012. The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 360-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.
     As of December 31, 2012, the Fund has outstanding borrowings of $150,000,000. During the period ended December 31, 2012, for which borrowings were outstanding, the Fund borrowed an average daily balance of $150,000,000 at a weighted average borrowing cost of 1.26%. As of December 31, 2012, the aggregate value of rehypothecated securities was $146,902,041. During the period ended December 31, 2012, the Fund earned $38,430 in fees from rehypothecated securities.

Investment Advisory Agreement:
      As compensation for its services under the Investment Advisory Agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600").
     The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of outstanding Preferred Stock, for the rolling 60-month period ending with such month (the "performance period"). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
     Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.
     Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate.

32 | 2012 Annual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (continued)

Investment Advisory Agreement (continued):
     For the twelve rolling 60-month periods in 2012, the Fund’s investment performance ranged from 12% to 24% below the investment performance of the S&P 600. Accordingly, the net investment advisory fee consisted of a Basic Fee of $11,677,855 and a net downward adjustment of $5,838,926 for the performance of the Fund relative to that of the S&P 600. Additionally, Royce voluntarily waived a portion of its investment advisory fee ($50,000) attributable to issues of the Fund’s Preferred Stock for those months in which the Fund’s average annual NAV total return failed to exceed the applicable Preferred Stock’s dividend rate. For the year ended December 31, 2012, the Fund accrued and paid Royce investment advisory fees totaling $5,788,929.

Purchases and Sales of Investment Securities:
     For the year ended December 31, 2012, the costs of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $291,365,428 and $391,096,851, respectively.

Distributions to Stockholders:
The tax character of distributions paid to common stockholders			The tax character of distributions paid to preferred stockholders
during 2012 and 2011 was as follows:			during 2012 and 2011 was as follows:

Distributions paid from:	2012	2011	Distributions paid from:	2012	2011
Ordinary income	$17,311,826	$6,285,946	Ordinary income	$3,655,160	$2,412,205
Long-term capital gain	37,846,455	27,538,533	Long-term capital gain	7,990,784	10,567,795

Return of capital	–	18,288,444		$11,645,944	$12,980,000

	$55,158,281	$52,112,923

As of December 31, 2012, the tax basis components of distributable earnings included in stockholders’ equity were as follows:

Net unrealized appreciation (depreciation)	$248,906,706
Undistributed ordinary income	2,542,673
Undistributed capital gains	10,608,235

$262,057,614

     The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral on wash sales, partnership investments and the unrealized gains on Passive Foreign Investment Companies.
     For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences and different characterization of distributions made by the Fund. For the year ended December 31, 2012, the Fund recorded the following permanent reclassifications. Results of operations and net assets were not affected by these reclassifications.

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Gain (Loss)	Capital
$(2,057,417)	$2,101,976	$(44,559)

     Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2009-2012) and has concluded that as of December 31, 2012, no provision for income tax is required in the Fund’s financial statements.

Transactions in Affiliated Companies:
     An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund effected the following transactions in shares of such companies for year ended December 31, 2012:

	Shares	Market Value	Cost of	Cost of	Realized	Dividend	Shares	Market Value
Affiliated Company	12/31/11	12/31/11	Purchases	Sales	Gain (Loss)	Income	12/31/12	12/31/12
Timberland Bancorp	444,200	$1,710,170	–	–	–	–	444,200	$3,082,748
		$1,710,170						$3,082,748

2012 Annual Report to Stockholders | 33

Royce Value Trust

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Royce Value Trust, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Royce Value Trust, Inc., (“Fund”) including the schedule of investments, as of December 31, 2012, and the related statement of operations and statement of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Value Trust, Inc. at December 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER, & BAKER LLP

Philadelphia, Pennsylvania
February 25, 2013

34 | 2012 Annual Report to Stockholders

Royce Micro-Cap Trust	December 31, 2012

Schedule of Investments

	SHARES	VALUE

COMMON STOCKS – 109.3%

Consumer Discretionary – 10.4%
Auto Components - 1.7%
China XD Plastics [1]	102,400	$393,216
China Zenix Auto International ADR	50,000	149,500
Drew Industries [2]	109,900	3,544,275
Fuel Systems Solutions [1]	76,000	1,117,200
Spartan Motors	41,000	202,130

		5,406,321

Distributors - 0.4%
Weyco Group	48,000	1,121,280

Diversified Consumer Services - 0.1%
Lincoln Educational Services	64,000	357,760
Spectrum Group International [1,3]	6,925	11,773

		369,533

Household Durables - 3.1%
Cavco Industries [1]	3,091	154,488
Ethan Allen Interiors [2]	81,600	2,097,936
Flexsteel Industries	172,500	3,700,125
Koss Corporation	73,400	353,054
Natuzzi ADR [1]	409,800	786,816
Skullcandy [1]	29,700	231,363
Universal Electronics [1]	137,400	2,658,690

		9,982,472

Internet & Catalog Retail - 0.1%
Geeknet [1]	1,500	24,150
U.S. Auto Parts Network [1]	140,900	257,847

		281,997

Leisure Equipment & Products - 0.1%
Leapfrog Enterprises Cl. A [1,2]	32,800	283,064
Sturm, Ruger & Co. [2]	3,200	145,280

		428,344

Media - 0.6%
Rentrak Corporation [1]	101,400	1,976,286

Specialty Retail - 2.7%
America’s Car-Mart [1,2,4]	92,800	3,760,256
Lewis Group	57,000	464,947
Oriental Watch Holdings	372,400	131,119
Shoe Carnival [2]	30,728	629,617
†Stage Stores [2]	14,600	361,788
Stein Mart [2]	178,900	1,348,906
Systemax [2]	84,000	810,600
West Marine [1]	86,000	924,500
Wet Seal (The) Cl. A [1]	87,679	241,994

		8,673,727

Textiles, Apparel & Luxury Goods - 1.6%
G-III Apparel Group [1,2]	8,100	277,263
J.G. Boswell Company [3]	2,490	2,031,815
K-Swiss Cl. A [1]	72,400	243,264
Marimekko	25,300	477,940
Movado Group [2]	49,274	1,511,726
True Religion Apparel [2]	19,300	490,606

		5,032,614

Total (Cost $24,563,431)		33,272,574

Consumer Staples – 3.2%
Food & Staples Retailing - 0.5%
Arden Group Cl. A	16,000	1,439,520

Food Products - 2.5%
Asian Citrus Holdings	1,060,000	504,296
Calavo Growers [2]	26,200	660,502
Farmer Bros. [1]	41,400	597,402
Griffin Land & Nurseries	70,274	1,897,398
Origin Agritech [1]	121,488	168,868
Seneca Foods Cl. A [1,2]	51,400	1,562,560
Seneca Foods Cl. B [1]	42,500	1,274,575
Waterloo Investment Holdings [1,5]	806,207	117,867
Westway Group	195,000	1,300,650

		8,084,118

Personal Products - 0.2%
Inter Parfums [2]	33,900	659,694

Total (Cost $8,520,373)		10,183,332

Energy – 4.1%
Energy Equipment & Services - 3.0%
Dawson Geophysical [1]	53,213	1,403,759
Geospace Technologies [1,2]	14,260	1,267,286
Global Geophysical Services [1]	35,000	134,750
Gulf Island Fabrication	29,116	699,658
Heckmann Corporation [1,2,4]	200,000	806,000
Lamprell	202,400	308,768
†Matrix Service [1,2]	50,600	581,900
North American Energy Partners [1]	50,000	170,000
Pason Systems	139,200	2,400,000
Pioneer Energy Services [1,2]	57,500	417,450
Tesco Corporation [1,2]	50,000	569,500
Willbros Group [1]	131,100	702,696

		9,461,767

Oil, Gas & Consumable Fuels - 1.1%
Approach Resources [1,2]	12,000	300,120
†Resolute Energy [1,2]	102,100	830,073
Sprott Resource	172,600	754,811
VAALCO Energy [1,2]	88,600	766,390
Warren Resources [1]	290,000	814,900

		3,466,294

Total (Cost $10,191,829)		12,928,061

Financials – 17.8%
Capital Markets - 6.3%
ASA Gold and Precious Metals	45,000	968,850
Cowen Group [1]	600,600	1,471,470
Diamond Hill Investment Group	34,479	2,339,745
Duff & Phelps Cl. A [2]	93,000	1,452,660
FBR & Co. [1]	215,000	832,050

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2012 Annual Report to Stockholders | 35

Royce Micro-Cap Trust

Schedule of Investments

	SHARES	VALUE

Financials (continued)
Capital Markets (continued)
Fiera Capital	78,000	$584,196
INTL FCStone [1,2]	26,310	458,057
JZ Capital Partners	373,999	2,685,432
MVC Capital	151,200	1,837,080
NGP Capital Resources	170,752	1,232,829
Queen City Investments [3]	948	949,934
U.S. Global Investors Cl. A	91,500	366,915
Urbana Corporation [1]	237,600	226,923
Virtus Investment Partners [1,2,4]	35,000	4,232,900
Westwood Holdings Group [2]	8,800	359,920

		19,998,961

Commercial Banks - 1.6%
BCB Holdings [1]	806,207	284,847
Chemung Financial	40,000	1,200,000
Fauquier Bankshares	140,200	1,668,380
First Bancorp	40,200	662,094
Peapack-Gladstone Financial	88,868	1,251,262

		5,066,583

Consumer Finance - 0.2%
†Regional Management [1]	51,400	850,670

Diversified Financial Services - 1.3%
Banca Finnat Euramerica	1,310,000	465,855
Bolsa Mexicana de Valores	300,000	756,597
GAIN Capital Holdings	25,000	102,250
PICO Holdings [1,2]	45,700	926,339
RHJ International [1]	348,000	1,829,420

		4,080,461

Insurance - 2.6%
Hallmark Financial Services [1]	138,000	1,295,820
Independence Holding	105,380	1,003,218
†National Western Life Insurance Company Cl. A [2]	14,033	2,213,565
State Auto Financial [2]	139,264	2,080,604
United Fire Group [2]	73,603	1,607,490

		8,200,697

Real Estate Investment Trusts (REITs) - 0.5%
BRT Realty Trust [1]	228,681	1,495,574

Real Estate Management & Development - 4.4%
Consolidated-Tomoka Land	62,750	1,945,877
Forestar Group [1,2,4]	143,000	2,478,190
Kennedy-Wilson Holdings	465,358	6,505,705
Tejon Ranch [1,2,4]	112,162	3,149,509
ZipRealty [1]	25,000	70,000

		14,149,281

Thrifts & Mortgage Finance - 0.9%
Alliance Bancorp, Inc. of Pennsylvania	41,344	525,069
BofI Holding [1,2,4]	85,562	2,384,613

		2,909,682

Total (Cost $46,331,468)		56,751,909

Health Care – 7.7%
Biotechnology - 1.0%
Celsion Corporation [1]	220,000	1,801,800
†Chelsea Therapeutics International [1]	710,000	539,600
Halozyme Therapeutics [1]	81,622	547,684
3SBio ADR [1]	15,000	204,600

		3,093,684

Health Care Equipment & Supplies - 4.2%
Allied Healthcare Products [1]	180,029	473,476
AngioDynamics [1,2]	170,000	1,868,300
Atrion Corporation	7,557	1,481,172
CryoLife	50,573	315,070
DynaVox Cl. A [1]	20,000	7,400
Exactech [1]	111,000	1,881,450
†Invacare Corporation [2]	42,500	692,750
Medical Action Industries [1]	125,250	336,923
STRATEC Biomedical	14,000	698,939
Syneron Medical [1]	69,200	599,964
Theragenics Corporation [1]	202,377	321,779
†Trinity Biotech ADR	49,100	708,022
Utah Medical Products	42,300	1,524,915
Young Innovations	61,450	2,421,745

		13,331,905

Health Care Providers & Services - 1.7%
CorVel Corporation [1,2]	20,000	896,600
Cross Country Healthcare [1]	323,200	1,551,360
Gentiva Health Services [1,2]	23,000	231,150
PDI [1]	65,383	496,911
PharMerica Corporation [1,2]	40,000	569,600
Psychemedics Corporation	67,300	723,475
U.S. Physical Therapy	35,857	987,501

		5,456,597

Life Sciences Tools & Services - 0.3%
Affymetrix [1]	150,000	475,500
Furiex Pharmaceuticals [1]	23,758	457,579

		933,079

Pharmaceuticals - 0.5%
Hi-Tech Pharmacal [2]	44,500	1,556,610

Total (Cost $21,099,889)		24,371,875

Industrials – 27.7%
Aerospace & Defense - 2.4%
AeroVironment [1]	24,900	541,326
Astronics Corporation [1]	40,844	934,511
CPI Aerostructures [1]	33,935	339,689
Ducommun [1]	78,700	1,272,579
HEICO Corporation [2]	65,625	2,937,375
Innovative Solutions and Support	177,090	609,189
Kratos Defense & Security Solutions [1]	72,324	363,790
SIFCO Industries	45,800	721,350

		7,719,809

Air Freight & Logistics - 0.6%
Forward Air [2]	50,700	1,775,007
Pacer International [1]	35,000	136,500

		1,911,507

36 | 2012 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	SHARES	VALUE

Industrials (continued)
Building Products - 4.0%
AAON [2]	109,500	$2,285,265
American Woodmark [1,2]	72,000	2,003,040
Apogee Enterprises	57,900	1,387,863
Burnham Holdings Cl. A [3]	121,000	1,706,100
Griffon Corporation [2]	89,500	1,025,670
Trex Company [1,2,4]	90,000	3,350,700
WaterFurnace Renewable Energy	58,300	846,338

		12,604,976

Commercial Services & Supplies - 2.2%
Acorn Energy	60,000	468,600
CompX International Cl. A	107,500	1,497,475
Heritage-Crystal Clean [1]	113,301	1,700,648
Interface [2]	27,000	434,160
Team [1,2,4]	73,240	2,786,050

		6,886,933

Construction & Engineering - 2.8%
Comfort Systems USA [2]	11,696	142,223
Integrated Electrical Services [1,6]	1,099,679	5,124,504
Layne Christensen [1,2]	30,300	735,381
MYR Group [1,2]	102,600	2,282,850
Pike Electric [2]	55,900	533,845

		8,818,803

Electrical Equipment - 2.0%
AZZ	16,494	633,864
Deswell Industries	544,371	1,301,047
Encore Wire [2]	15,000	454,650
Global Power Equipment Group	36,000	617,400
Jinpan International	35,000	201,950
LSI Industries	79,812	559,482
Orion Energy Systems [1]	100,000	166,000
Powell Industries [1,2]	36,000	1,495,080
Preformed Line Products	16,000	950,720

		6,380,193

Industrial Conglomerates - 1.1%
Raven Industries [2]	116,800	3,078,848
†Standex International [2]	10,400	533,416

		3,612,264

Machinery - 6.0%
Alamo Group	11,900	388,416
Armstrong Industrial	585,500	126,284
CIRCOR International [2]	14,000	554,260
Columbus McKinnon [1]	5,150	85,078
Eastern Company (The)	39,750	628,845
FAG Bearings India	27,200	851,571
Flow International [1]	82,534	288,869
Foster (L.B.) Company [2]	59,200	2,571,648
Graham Corporation	43,900	856,050
Hurco Companies [1]	52,666	1,211,318
Kadant [1]	15,500	410,905
NN [1]	164,300	1,504,988
PMFG [1]	223,245	2,029,297
Semperit AG Holding	12,500	515,199
Sun Hydraulics [2]	122,387	3,191,853
Tennant Company [2]	92,300	4,056,585

		19,271,166

Professional Services - 3.7%
Advisory Board (The) [1,2,4]	82,800	3,874,212
CBIZ [1]	47,000	277,770
Exponent [1,2,4]	58,400	3,260,472
GP Strategies [1,2]	13,785	284,660
Heidrick & Struggles International	150,600	2,298,156
JobStreet Corporation	50,000	35,971
Kforce [2]	60,000	859,800
On Assignment [1,2]	41,100	833,508

		11,724,549

Road & Rail - 1.9%
Frozen Food Express Industries [1]	157,000	139,730
Marten Transport	15,500	285,045
Patriot Transportation Holding [1]	111,681	3,175,091
Universal Truckload Services	134,200	2,449,150

		6,049,016

Trading Companies & Distributors - 0.6%
Aceto Corporation	72,219	725,079
Houston Wire & Cable	67,375	826,691
Lawson Products	50,269	497,663

		2,049,433

Transportation Infrastructure - 0.4%
Touax	47,000	1,345,598

Total (Cost $56,080,612)		88,374,247

Information Technology – 24.6%
Communications Equipment - 1.2%
Bel Fuse Cl. A	67,705	1,165,203
ClearOne [1]	25,000	101,000
Cogo Group [1]	48,035	104,236
Extreme Networks [1]	245,000	891,800
Globecomm Systems [1]	49,200	555,960
Oplink Communications [1]	40,351	628,668
PC-Tel	44,100	317,520

		3,764,387

Computers & Peripherals - 1.3%
Intevac [1]	180,000	822,600
Rimage Corporation	79,200	529,056
STEC [1]	228,900	1,128,477
Super Micro Computer [1,2]	101,254	1,032,791
TransAct Technologies	78,600	567,492

		4,080,416

Electronic Equipment, Instruments & Components - 8.8%
Agilysys [1]	232,000	1,941,840
Broadway Industrial Group	886,800	226,283
Checkpoint Systems [1,2]	60,300	647,622
Diploma	50,000	449,615
Domino Printing Sciences	80,000	759,714
DTS [1]	96,000	1,603,200
Frequency Electronics	34,600	284,066
Hana Microelectronics	646,900	483,379

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2012 Annual Report to Stockholders | 37

Royce Micro-Cap Trust

Schedule of Investments

	SHARES	VALUE

Information Technology (continued)
Electronic Equipment, Instruments & Components (continued)
Hollysys Automation Technologies [1]	244,300	$2,899,841
Inficon Holding	3,600	863,357
Maxwell Technologies [1]	232,594	1,928,204
Mercury Systems [1]	71,956	661,995
Mesa Laboratories	51,389	2,575,103
Methode Electronics [2]	118,613	1,189,689
Newport Corporation [1,2]	80,900	1,088,105
†Parametric Sound [1]	75,000	514,500
Park Electrochemical [2]	14,200	365,366
Pulse Electronics [1]	286,200	88,865
Richardson Electronics	300,900	3,406,188
Rogers Corporation [1,2,4]	58,400	2,900,144
TTM Technologies [1,2]	114,400	1,052,480
†Vishay Precision Group [1]	144,000	1,903,680
Zygo Corporation [1,2]	15,100	237,070

		28,070,306

Internet Software & Services - 2.4%
Bitauto Holdings ADR [1]	50,000	365,000
†comScore [1]	155,000	2,135,900
Marchex Cl. B	95,000	390,450
RealNetworks [1]	254,000	1,920,240
Stamps.com [1,2]	25,000	630,000
Support.com [1]	387,500	1,619,750
WebMediaBrands [1]	75,000	150,000
World Energy Solutions [1]	72,920	317,202

		7,528,542

IT Services - 4.8%
Cass Information Systems [2]	29,150	1,230,130
Computer Task Group [1,2,4]	193,400	3,525,682
CSE Global	1,332,800	858,419
eClerx Services	25,100	314,473
Forrester Research [2]	54,900	1,471,320
†Higher One Holdings [1]	144,000	1,517,760
Innodata [1]	233,832	883,885
Official Payments Holdings [1]	333,414	1,880,455
Sapient Corporation [1,2,4]	350,000	3,696,000

		15,378,124

Semiconductors & Semiconductor Equipment - 4.1%
Advanced Energy Industries [1,2]	64,500	890,745
Alpha & Omega Semiconductor [1]	184,800	1,552,320
Amtech Systems [1]	107,800	347,116
AXT [1]	66,200	186,022
Exar Corporation [1,2,4]	341,208	3,036,751
GSI Technology [1]	34,471	216,133
Integrated Silicon Solution [1]	53,700	483,300
LTX-Credence Corporation [1]	72,200	473,632
Miraial	22,030	414,986
MoSys [1]	442,275	1,539,117
Photronics [1]	220,700	1,315,372
RDA Microelectronics ADR	86,300	927,725
Rubicon Technology [1]	76,899	469,853
Rudolph Technologies [1,2]	34,800	468,060
†Silicon Motion Technology ADR [1]	62,000	881,640

		13,202,772

Software - 2.0%
ACI Worldwide [1,2]	69,600	3,040,824
Actuate Corporation [1]	139,500	781,200
American Software Cl. A	113,496	880,729
BSQUARE Corporation [1]	193,875	571,931
Pegasystems [2]	49,000	1,111,320

		6,386,004

Total (Cost $64,232,547)		78,410,551

Materials – 9.2%
Chemicals - 3.1%
Balchem Corporation [2]	63,375	2,306,850
Hawkins [2]	29,697	1,147,492
Landec Corporation [1]	75,610	717,539
†OM Group [1,2]	10,200	226,440
Quaker Chemical [2,4]	79,000	4,254,940
Zoltek Companies [1]	135,633	1,051,156

		9,704,417

Construction Materials - 0.7%
Ash Grove Cement [3]	8,000	1,208,000
Monarch Cement	52,303	1,056,521

		2,264,521

Metals & Mining - 5.2%
AuRico Gold [1]	91,250	746,425
Aurizon Mines [1]	97,000	337,560
Central Steel & Wire [3]	1,088	723,792
†Comstock Mining [1]	375,000	855,000
Endeavour Mining [1]	642,400	1,336,853
Geodrill [1]	177,700	192,939
Golden Star Resources [1,2,4]	640,000	1,177,600
Haynes International [2]	24,401	1,265,680
Horsehead Holding Corporation [1,2]	67,888	693,136
Kingsrose Mining	224,000	197,905
MAG Silver [1]	74,750	769,178
Materion Corporation	50,000	1,289,000
Midway Gold [1]	345,000	479,550
RTI International Metals [1,2]	96,000	2,645,760
Scorpio Mining [1]	136,000	140,826
Seabridge Gold [1,2]	16,700	300,099
Synalloy Corporation	58,200	763,584
Universal Stainless & Alloy Products [1]	25,000	919,250
Victoria Gold [1]	1,000,000	231,225
Vista Gold [1]	528,000	1,425,600

		16,490,962

Paper & Forest Products - 0.2%
Pope Resources L.P.	12,205	676,157
Qunxing Paper Holdings [5]	1,500,000	79,888

		756,045

Total (Cost $24,539,262)		29,215,945

Utilities – 0.1%
Independent Power Producers & Energy Traders - 0.1%
Alterra Power [1]	450,000	194,531

38 | 2012 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	SHARES	VALUE

Utilities (continued)
Independent Power Producers & Energy Traders (continued)
China Hydroelectric ADS [1]	73,100	$125,732

Total (Cost $754,614)		320,263

Miscellaneous [7] – 4.5%
Total (Cost $15,303,348)		14,462,215

TOTAL COMMON STOCKS
(Cost $271,617,373)		348,290,972

PREFERRED STOCK – 0.4%
Seneca Foods Conv. [1,3]
(Cost $578,719)	45,409	1,319,132

REPURCHASE AGREEMENT – 4.0%
Fixed Income Clearing Corporation,
0.10% dated 12/31/12, due 1/2/13,
maturity value $12,675,070 (collateralized
by obligations of various U.S. Government
Agencies, 0.30% due 12/4/13, valued at
$12,932,500)
(Cost $12,675,000)		12,675,000

TOTAL INVESTMENTS – 113.7%
(Cost $284,871,092)		362,285,104
LIABILITIES LESS CASH
AND OTHER ASSETS – (13.7)%		(43,740,144)

NET ASSETS – 100.0%		$318,544,960

†	New additions in 2012.
[1]	Non-income producing.
[2]

All or a portion of these securities were pledged as collateral in connection with the revolving credit agreement at December 31, 2012. Total market value of pledged securities at December 31, 2012, was $132,970,059.

[3]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[4]	At December 31, 2012, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $44,527,150.
[5]

Securities for which market quotations are not readily available represent 0.1% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[6]

At December 31, 2012, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

[7]	Includes securities first acquired in 2012 and less than 1% of net assets.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2012, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $287,897,762. At December 31, 2012, net unrealized appreciation for all securities was $74,387,342, consisting of aggregate gross unrealized appreciation of $103,226,024 and aggregate gross unrealized depreciation of $28,838,682. The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2012 Annual Report to Stockholders | 39

Royce Micro-Cap Trust	December 31, 2012

Statement of Assets and Liabilities

ASSETS:
Investments at value
Non-Affiliated Companies (cost $270,116,086)	$344,485,600
Affiliated Companies (cost $2,080,006)	5,124,504

Total investments at value	349,610,104
Repurchase agreements (at cost and value)	12,675,000
Cash and foreign currency	162,100
Receivable for investments sold	1,339,713
Receivable for dividends and interest	120,858
Prepaid expenses and other assets	36,767

Total Assets	363,944,542

LIABILITIES:
Revolving credit agreement	45,000,000
Payable for investments purchased	13,081
Payable for investment advisory fee	273,522
Payable for interest expense	6,300
Accrued expenses	106,679

Total Liabilities	45,399,582

Net Assets	$318,544,960

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 29,137,296 shares outstanding (150,000,000 shares authorized)	$234,278,217
Undistributed net investment income (loss)	(471,326)
Accumulated net realized gain (loss) on investments and foreign currency	7,336,912
Net unrealized appreciation (depreciation) on investments and foreign currency	77,401,157

Net Assets (net asset value per share - $10.93)	$318,544,960

Investments at identified cost	$272,196,092

40 | 2012 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust	Year Ended December 31, 2012

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends [1]	$7,822,698
Interest	20,911
Rehypothecation income	10,611
Securities lending	394,938

Total income	8,249,158

Expenses:
Investment advisory fees	3,383,702
Stockholder reports	121,800
Custody and transfer agent fees	108,816
Professional fees	75,942
Interest expense	75,614
Directors’ fees	64,886
Administrative and office facilities	42,327
Other expenses	55,502

Total expenses	3,928,589
Compensating balance credits	(49)
Fees waived by investment adviser	(51,666)

Net expenses	3,876,874

Net investment income (loss)	4,372,284

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments in Non-Affiliated Companies	23,207,343
Investments in Affiliated Companies	86,514
Foreign currency transactions	(17,645)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	22,078,562
Other assets and liabilities denominated in foreign currency	(11,386)

Net realized and unrealized gain (loss) on investments and foreign currency	45,343,388

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	49,715,672

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(3,150,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	$46,565,672

[1] Net of foreign withholding tax of $46,983.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2012 Annual Report to Stockholders | 41

Royce Micro-Cap Trust

Statement of Changes in Net Assets Applicable to Common Stockholders

	Year ended	Year ended
	12/31/12	12/31/11
INVESTMENT OPERATIONS:
Net investment income (loss)	$4,372,284	$1,181,694
Net realized gain (loss) on investments and foreign currency	23,276,212	5,899,117
Net change in unrealized appreciation (depreciation) on investments and foreign currency	22,067,176	(28,491,445)

Net increase (decrease) in net assets from investment operations	49,715,672	(21,410,634)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(514,703)	(660,851)
Net realized gain on investments and foreign currency	(2,635,297)	(2,939,149)

Total distributions to Preferred Stockholders	(3,150,000)	(3,600,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	46,565,672	(25,010,634)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(2,385,531)	(1,505,199)
Net realized gain on investments and foreign currency	(12,213,998)	(6,694,405)
Return of capital	–	(6,511,252)

Total distributions to Common Stockholders	(14,599,529)	(14,710,856)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	7,286,598	7,734,894

Total capital stock transactions	7,286,598	7,734,894

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	39,252,741	(31,986,596)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of year	279,292,219	311,278,815

End of year (including undistributed net investment income (loss) of $(471,326) at 12/31/12 and $(1,994,992) at 12/31/11)	$318,544,960	$279,292,219

42 | 2012 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$49,715,672
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(104,788,249)
Proceeds from sales and maturities of long-term investments	90,541,227
Net purchases, sales and maturities of short-term investments	35,331,000
Net (increase) decrease in dividends and interest receivable and other assets	326,586
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(95,227)
Net change in unrealized appreciation (depreciation) on investments	(22,078,562)
Net realized gain on investments and foreign currency	(23,276,212)

Cash provided by operating activities	25,676,235

CASH FLOW FROM FINANCING ACTIVITIES:
Net increase (decrease) in revolving credit agreement	45,000,000
Liquidation of Preferred Stock	(60,000,000)
Distributions paid to Preferred Stockholders	(3,230,000)
Distributions paid to Common Stockholders	(14,599,529)
Reinvestment of distributions to Common Stockholders	7,286,598

Cash used for financing activities	(25,542,931)

INCREASE (DECREASE) IN CASH:	133,304

Cash and foreign currency at beginning of year	28,796

Cash and foreign currency at end of year	$162,100

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2012 Annual Report to Stockholders | 43

Royce Micro-Cap Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Years ended December 31,

	2012	2011	2010	2009	2008

NET ASSET VALUE, BEGINNING OF PERIOD	$9.86	$11.34	$8.90	$6.39	$13.48

INVESTMENT OPERATIONS:
Net investment income (loss)	0.15	0.04	0.08	0.00	0.02
Net realized and unrealized gain (loss) on investments and
foreign currency	1.58	(0.82)	2.58	2.88	(5.70)

Total investment operations	1.73	(0.78)	2.66	2.88	(5.68)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(0.02)	(0.02)	(0.10)	(0.04)	(0.01)
Net realized gain on investments and foreign currency	(0.09)	(0.11)	(0.03)	–	(0.13)
Return of capital	–	–	–	(0.09)	–

Total distributions to Preferred Stockholders	(0.11)	(0.13)	(0.13)	(0.13)	(0.14)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	1.62	(0.91)	2.53	2.75	(5.82)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.08)	(0.05)	(0.06)	–	(0.09)
Net realized gain on investments and foreign currency	(0.43)	(0.24)	(0.02)	–	(0.83)
Return of capital	–	(0.24)	–	(0.22)	(0.27)

Total distributions to Common Stockholders	(0.51)	(0.53)	(0.08)	(0.22)	(1.19)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.04)	(0.04)	(0.01)	(0.02)	(0.08)

Total capital stock transactions	(0.04)	(0.04)	(0.01)	(0.02)	(0.08)

NET ASSET VALUE, END OF PERIOD	$10.93	$9.86	$11.34	$8.90	$6.39

MARKET VALUE, END OF PERIOD	$9.45	$8.77	$9.80	$7.37	$5.62

TOTAL RETURN:[1]
Market Value	13.95%	(4.99)%	34.10%	37.91%	(45.84)%
Net Asset Value	17.23%	(7.69)%	28.50%	46.47%	(45.45)%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS:
Investment advisory fee expense[2]	1.12%	0.97%	0.97%	1.38%	1.39%
Other operating expenses	0.18%	0.15%	0.15%	0.21%	0.16%
Total expenses (net)[3]	1.30%	1.12%	1.12%	1.59%	1.55%
Expenses net of fee waivers and excluding interest expense	1.27%	1.12%	1.12%	1.59%	1.55%
Expenses prior to fee waivers and balance credits	1.32%	1.15%	1.17%	1.74%	1.58%
Expenses prior to fee waivers	1.32%	1.15%	1.17%	1.74%	1.58%
Net investment income (loss)	1.46%	0.40%	0.84%	0.02%	0.15%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$318,545	$279,292	$311,279	$243,156	$169,854
Liquidation Value of Preferred Stock,
End of Period (in thousands)		$60,000	$60,000	$60,000	$60,000
Portfolio Turnover Rate	28%	30%	27%	30%	42%
PREFERRED STOCK:
Total shares outstanding		2,400,000	2,400,000	2,400,000	2,400,000
Asset coverage per share		$141.37	$154.70	$126.32	$95.77
Liquidation preference per share		$25.00	$25.00	$25.00	$25.00
Average month-end market value per share		$25.41	$25.11	$23.47	$23.08
REVOLVING CREDIT AGREEMENT:
Asset coverage	808%
Asset coverage per $1,000	$8,079

[1]

The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[2]

The investment advisory fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.

[3]

Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.10%, 0.93%, 0.91%, 1.21% and 1.26% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

44 | 2012 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:
     Royce Micro-Cap Trust, Inc. (the “Fund”), was incorporated under the laws of the State of Maryland on September 9, 1993, as a diversified closed-end investment company. The Fund commenced operations on December 14, 1993.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.
Level 3 – significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$316,082,440	$32,010,777	$197,755	$348,290,972
Preferred Stocks	–	1,319,132	–	1,319,132
Cash Equivalents	–	12,675,000	–	12,675,000

     For the year ended December 31, 2012, certain securities have transferred in and out of Level 1 and Level 2 measurements as a result of the fair value pricing procedures for international equities. The Fund recognizes transfers between levels as of the end of the reporting period. At December 31, 2012, securities valued at $2,755,554 were transferred from Level 2 to Level 1 within the fair value hierarchy.

     Level 3 Reconciliation:

			Realized and Unrealized
	Balance as of 12/31/11	Sales	Gain (Loss)[1]	Balance as of 12/31/12
Common Stocks	$347,895	$0	$(150,140)	$197,755

[1]

The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

2012 Annual Report to Stockholders | 45

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Fund loans securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Fund on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Fund’s securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

Distributions:
     The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Prior to November 15, 2012, distributions to Preferred Stockholders were accrued daily and paid quarterly. Distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income were first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income are allocated to both Preferred and Common Stockholders, the tax character of such allocations is proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

46 | 2012 Annual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

Compensating Balance Credits:
      The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
     The Fund issued 804,089 and 881,817 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2012 and December 31, 2011, respectively.
     On November 15, 2012, the Fund redeemed all (2,400,000 shares) of its then outstanding 6.00% Cumulative Preferred Stock at the redemption price of $25.00 per share plus accumulated and unpaid dividends through the redemption date of $0.220833 per share.

Borrowings:
     The Fund entered into a $45,000,000 revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP) on November 14, 2012. The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 360-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.
     As of December 31, 2012, the Fund has outstanding borrowings of $45,000,000. During the period ended December 31, 2012, for which borrowings were outstanding, the Fund borrowed an average daily balance of $45,000,000 at a weighted average borrowing cost of 1.26%. As of December 31, 2012, the aggregate value of rehypothecated securities was $44,527,150. During the period ended December 31, 2012, the Fund earned $10,611 in fees from rehypothecated securities.

Investment Advisory Agreement:
      As compensation for its services under the Investment Advisory Agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.
     The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of outstanding Preferred Stock, for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
     Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate.
     For the twelve rolling 36-month periods in 2012, the Fund’s investment performance ranged from 25% above to 9% below the investment performance of the Russell 2000. Accordingly, the net investment advisory fee consisted of a Basic Fee of $3,352,647 and a net upward adjustment of $31,055 for the performance of the Fund relative to that of the Russell 2000. Additionally, Royce voluntarily waived a portion of its investment advisory fee ($51,666) attributable to issues of the Fund’s Preferred Stock for those months in which the Fund’s average annual NAV total return failed to exceed the applicable Preferred Stock’s dividend rate. For the year ended December 31, 2012, the Fund accrued and paid Royce investment advisory fees totaling $3,332,036.

2012 Annual Report to Stockholders | 47

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

Purchases and Sales of Investment Securities:
     For the year ended December 31, 2012, the costs of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $102,670,073 and $89,015,662, respectively.

Distributions to Stockholders:
The tax character of distributions paid to common stockholders			The tax character of distributions paid to preferred stockholders
during 2012 and 2011 was as follows:			during 2012 and 2011 was as follows:

Distributions paid from:	2012	2011	Distributions paid from:	2012	2011
Ordinary income	$6,023,066	$1,505,199	Ordinary income	$1,332,543	$660,851
Long-term capital gain	8,576,463	6,694,405	Long-term capital gain	1,897,457	2,939,149

Return of capital	–	6,511,252		$3,230,000	$3,600,000

	$14,599,529	$14,710,856

As of December 31, 2012, tax basis components of distributable earnings included in stockholders’ equity were as follows:

Net unrealized appreciation (depreciation)	$74,374,486
Undistributed ordinary income	3,893,463
Undistributed capital gains	5,998,792

$84,266,741

     The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral on wash sales, partnership investments and the unrealized gains on Passive Foreign Investment Companies.
     For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences and different characterization of distributions made by the Fund. For the year ended December 31, 2012, the Fund recorded the following permanent reclassifications. Results of operations and net assets were not affected by these reclassifications.

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Gain (Loss)	Capital
$64,688	$203,869	$(268,557)

     Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2009-2012) and has concluded that as of December 31, 2012, no provision for income tax is required in the Fund’s financial statements.

Transactions in Affiliated Companies:
     An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund effected the following transactions in shares of such companies for the year ended December 31, 2012:

	Shares	Market Value	Cost of	Cost of	Realized	Dividend	Shares	Market Value
Affiliated Company	12/31/11	12/31/11	Purchases	Sales	Gain (Loss)	Income	12/31/12	12/31/12
Integrated Electrical Services	1,122,500	$2,155,200	–	$42,219	$86,514	–	1,099,679	$5,124,504
		$2,155,200			$86,514			$5,124,504

48 | 2012 Annual Report to Stockholders

Royce Micro-Cap Trust

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Royce Micro-Cap Trust, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Royce Micro-Cap Trust, Inc., (“Fund”) including the schedule of investments, as of December 31, 2012, and the related statement of operations and statement of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Micro-Cap Trust, Inc. at December 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER, & BAKER LLP

Philadelphia, Pennsylvania
February 25, 2013

2012 Annual Report to Stockholders | 49

Royce Focus Trust

Schedule of Investments

	SHARES	VALUE

COMMON STOCKS – 98.1%

Consumer Discretionary – 7.5%
Automobiles - 1.4%
Thor Industries	60,000	$2,245,800

Household Durables - 1.2%
†Garmin	50,000	2,041,000

Specialty Retail - 4.9%
Buckle (The)	100,000	4,464,000
GameStop Corporation Cl. A	140,000	3,512,600

		7,976,600

Total (Cost $10,203,058)		12,263,400

Consumer Staples – 4.9%
Food Products - 3.6%
Cal-Maine Foods	45,000	1,809,900
Industrias Bachoco ADR	85,000	2,373,200
Sanderson Farms	35,000	1,664,250

		5,847,350

Personal Products - 1.3%
Nu Skin Enterprises Cl. A	60,000	2,223,000

Total (Cost $7,810,948)		8,070,350

Energy – 13.1%
Energy Equipment & Services - 10.2%
†C&J Energy Services [1]	100,000	2,144,000
Helmerich & Payne	85,000	4,760,850
Pason Systems	230,000	3,965,517
Trican Well Service	270,000	3,561,275
Unit Corporation [1]	50,000	2,252,500

		16,684,142

Oil, Gas & Consumable Fuels - 2.9%
Exxon Mobil	55,000	4,760,250

Total (Cost $17,198,092)		21,444,392

Financials – 15.9%
Capital Markets - 10.6%
Affiliated Managers Group [1]	15,000	1,952,250
Ashmore Group	550,000	3,180,275
Franklin Resources	40,000	5,028,000
Partners Group Holding	10,000	2,309,715
Sprott	500,000	1,990,550
Value Partners Group	4,300,000	2,886,549

		17,347,339

Insurance - 3.3%
Berkshire Hathaway Cl. B [1]	60,000	5,382,000

Real Estate Management & Development - 2.0%
Kennedy-Wilson Holdings	240,000	3,355,200

Total (Cost $20,907,636)		26,084,539

Health Care – 2.0%
Biotechnology - 2.0%
Myriad Genetics [1]	120,000	3,270,000

Total (Cost $2,915,704)		3,270,000

Industrials – 7.0%
Construction & Engineering - 1.3%
Jacobs Engineering Group [1]	50,000	2,128,500

Electrical Equipment - 0.9%
GrafTech International [1]	150,000	1,408,500

Machinery - 3.2%
Lincoln Electric Holdings	50,000	2,434,000
Semperit AG Holding	70,000	2,885,112

		5,319,112

Road & Rail - 1.6%
Patriot Transportation Holding [1]	90,000	2,558,700

Total (Cost $9,325,718)		11,414,812

Information Technology – 18.1%
Computers & Peripherals - 8.3%
Apple	8,000	4,264,240
SanDisk Corporation [1]	70,000	3,049,200
Western Digital	150,000	6,373,500

		13,686,940

Semiconductors & Semiconductor Equipment - 6.5%
Analog Devices	130,000	5,467,800
MKS Instruments	130,000	3,351,400
Veeco Instruments [1,2]	60,000	1,771,200

		10,590,400

Software - 3.3%
Microsoft Corporation	200,000	5,346,000

Total (Cost $25,489,342)		29,623,340

Materials – 29.6%
Chemicals - 7.1%
LSB Industries [1]	70,000	2,479,400
Mosaic Company (The)	90,000	5,096,700
Westlake Chemical	50,000	3,965,000

		11,541,100

Metals & Mining - 20.6%
Alamos Gold	120,000	2,105,158
Allied Nevada Gold [1]	120,000	3,615,600
Endeavour Mining [1]	450,000	936,463
Fresnillo	60,000	1,861,729
Globe Specialty Metals	200,000	2,750,000
Major Drilling Group International	250,000	2,463,054
Newmont Mining	75,000	3,483,000
Nucor Corporation	50,000	2,159,000
Pan American Silver	160,000	2,996,800
†Pretium Resources [1]	200,000	2,642,000
Reliance Steel & Aluminum	65,000	4,036,500
Schnitzer Steel Industries Cl. A	75,000	2,274,750
Seabridge Gold [1]	135,000	2,425,950

		33,750,004

50 | 2012 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	SHARES	VALUE

Materials (continued)
Paper & Forest Products - 1.9%
†Stella-Jones	40,000	$3,081,532

Total (Cost $41,754,576)		48,372,636

TOTAL COMMON STOCKS
(Cost $135,605,074)		160,543,469

REPURCHASE AGREEMENT – 1.9%
Fixed Income Clearing Corporation,
0.10% dated 12/31/12, due 1/2/13,
maturity value $3,054,017 (collateralized
by obligations of various U.S. Government
Agencies, 4.50% due 1/15/14, valued at $3,116,060)
(Cost $3,054,000)		3,054,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.8%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0107%)
(Cost $1,293,175)		1,293,175

TOTAL INVESTMENTS – 100.8%
(Cost $139,952,249)		164,890,644

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.8)%		(1,302,500)

NET ASSETS – 100.0%		$163,588,144

†	New additions in 2012.
[1]	Non-income producing.
[2]	All or a portion of these securities were on loan at December 31, 2012. Total market value of loaned securities at December 31, 2012, was $1,326,460.
Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2012, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $139,160,769. At December 31, 2012, net unrealized appreciation for all securities was $25,729,875, consisting of aggregate gross unrealized appreciation of $30,896,609 and aggregate gross unrealized depreciation of $5,166,734. The primary difference between book and tax basis cost is the timing of the recognition of investments in publicly traded partnerships.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2012 Annual Report to Stockholders | 51

Royce Focus Trust	December 31, 2012

Statement of Assets and Liabilities

ASSETS:
Total investments at value (including collateral on loaned securities)	$161,836,644
Repurchase agreements (at cost and value)	3,054,000
Cash and foreign currency	23,417
Receivable for dividends and interest	149,390
Prepaid expenses and other assets	29,118

Total Assets	165,092,569

LIABILITIES:
Payable for collateral on loaned securities	1,293,175
Payable for investment advisory fee	136,759
Accrued expenses	74,491

Total Liabilities	1,504,425

Net Assets	$163,588,144

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 21,364,100 shares outstanding (150,000,000 shares authorized)	$137,342,409
Undistributed net investment income (loss)	22,426
Accumulated net realized gain (loss) on investments and foreign currency	1,286,751
Net unrealized appreciation (depreciation) on investments and foreign currency	24,936,558

Net Assets (net asset value per share - $7.66)	$163,588,144

Investments at identified cost (including $1,293,175 of collateral on loaned securities)	$136,898,249
Market value of loaned securities	1,326,460

52 | 2012 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust	Year Ended December 31, 2012

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends[1]	$3,175,890
Interest	73,975
Securities lending	41,215

Total income	3,291,080

Expenses:
Investment advisory fees	1,806,797
Stockholder reports	79,227
Custody and transfer agent fees	62,180
Professional fees	45,716
Directors’ fees	39,975
Administrative and office facilities	22,042
Other expenses	55,853

Total expenses	2,111,790
Compensating balance credits	(19)

Net expenses	2,111,771

Net investment income (loss)	1,179,309

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	10,388,753
Foreign currency transactions	(3,082)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	6,238,135
Other assets and liabilities denominated in foreign currency	191

Net realized and unrealized gain (loss) on investments and foreign currency	16,623,997

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	17,803,306

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(1,312,510)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	$16,490,796

[1] Net of foreign withholding tax of $71,762.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2012 Annual Report to Stockholders | 53

Royce Focus Trust

Statement of Changes in Net Assets Applicable to Common Stockholders

	Year ended	Year ended
	12/31/12	12/31/11
INVESTMENT OPERATIONS:
Net investment income (loss)	$1,179,309	$449,951
Net realized gain (loss) on investments and foreign currency	10,385,671	7,961,607
Net change in unrealized appreciation (depreciation) on investments and foreign currency	6,238,326	(25,251,663)

Net increase (decrease) in net assets from investment operations	17,803,306	(16,840,105)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(119,929)	–
Net realized gain on investments and foreign currency	(1,192,581)	(1,500,000)

Total distributions to Preferred Stockholders	(1,312,510)	(1,500,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	16,490,796	(18,340,105)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(874,175)	–
Net realized gain on investments and foreign currency	(8,693,633)	(5,749,656)
Return of capital	–	(2,456,896)

Total distributions to Common Stockholders	(9,567,808)	(8,206,552)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	5,809,237	5,111,803

Total capital stock transactions	5,809,237	5,111,803

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	12,732,225	(21,434,854)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of year	150,855,919	172,290,773

End of year (including undistributed net investment income (loss) of $22,426 at 12/31/12 and $(156,651) at 12/31/11)	$163,588,144	$150,855,919

54 | 2012 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Years ended December 31,

	2012	2011	2010	2009	2008

NET ASSET VALUE, BEGINNING OF PERIOD	$7.36	$8.72	$7.16	$4.76	$8.92

INVESTMENT OPERATIONS:
Net investment income (loss)	0.06	0.02	(0.01)	0.03	0.07
Net realized and unrealized gain (loss) on investments and
foreign currency	0.81	(0.86)	1.65	2.54	(3.67)

Total investment operations	0.87	(0.84)	1.64	2.57	(3.60)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(0.01)	–	(0.05)	(0.08)	(0.01)
Net realized gain on investments and foreign currency	(0.06)	(0.07)	(0.03)	–	(0.07)

Total distributions to Preferred Stockholders	(0.07)	(0.07)	(0.08)	(0.08)	(0.08)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	0.80	(0.91)	1.56	2.49	(3.68)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.04)	–	–	(0.00)	(0.07)
Net realized gain on investments and foreign currency	(0.42)	(0.29)	–	–	(0.37)
Return of capital	–	(0.12)	–	(0.09)	(0.03)

Total distributions to Common Stockholders	(0.46)	(0.41)	–	(0.09)	(0.47)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.04)	(0.04)	–	(0.00)	(0.01)

Total capital stock transactions	(0.04)	(0.04)	–	(0.00)	(0.01)

NET ASSET VALUE, END OF PERIOD	$7.66	$7.36	$8.72	$7.16	$4.76

MARKET VALUE, END OF PERIOD	$6.60	$6.30	$7.57	$6.33	$4.60

TOTAL RETURN: [1]
Market Value	12.14%	(11.75)%	19.59%	40.84%	(44.94)%
Net Asset Value	11.42%	(10.51)%	21.79%	53.95%	(42.71)%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS:
Investment advisory fee expense	1.14%	1.15%	1.17%	1.16%	1.13%
Other operating expenses	0.19%	0.18%	0.20%	0.26%	0.21%
Total expenses (net) [2]	1.33%	1.33%	1.37%	1.42%	1.34%
Expenses prior to fee waivers and balance credits	1.33%	1.33%	1.37%	1.48%	1.39%
Expenses prior to fee waivers	1.33%	1.33%	1.37%	1.48%	1.39%
Net investment income (loss)	0.74%	0.27%	(0.15)%	0.49%	0.72%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$163,588	$150,856	$172,291	$141,497	$92,550
Liquidation Value of Preferred Stock,
End of Period (in thousands)		$25,000	$25,000	$25,000	$25,000
Portfolio Turnover Rate	16%	33%	36%	46%	51%
PREFERRED STOCK:
Total shares outstanding		1,000,000	1,000,000	1,000,000	1,000,000
Asset coverage per share		$175.86	$197.29	$166.48	$117.55
Liquidation preference per share		$25.00	$25.00	$25.00	$25.00
Average month-end market value per share		$25.65	$25.38	$23.56	$22.89

[1]

The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[2]

Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.17%, 1.16%, 1.17%, 1.16% and 1.14% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2012 Annual Report to Stockholders | 55

Royce Focus Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:
     Royce Focus Trust, Inc. (the “Fund”), is a diversified closed-end investment company incorporated under the laws of the State of Maryland. The Fund commenced operations on March 2, 1988, and Royce & Associates, LLC (“Royce”) assumed investment management responsibility for the Fund on November 1, 1996.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     At December 31, 2012, officers, employees of Royce, Fund directors, the Royce retirement plans and other affiliates owned 25% of the Fund.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedule of Investments.
Level 3 – significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$126,674,540	$33,868,929	$–	$160,543,469
Cash Equivalents	1,293,175	3,054,000	–	4,347,175

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

56 | 2012 Annual Report to Stockholders

Royce Focus Trust

Notes to Financial Statements (continued)

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Fund loans securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Fund on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Fund’s securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

Distributions:
     The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Prior to November 15, 2012, distributions to Preferred Stockholders were accrued daily and paid quarterly. Distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income were first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income are allocated to both Preferred and Common Stockholders, the tax character of such allocations is proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
      The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
     The Fund issued 869,648 and 735,388 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2012 and December 31, 2011, respectively.
     On November 15, 2012, the Fund redeemed all (1,000,000 shares) of its then outstanding 6.00% Cumulative Preferred Stock at the redemption price of $25.00 per share plus accumulated and unpaid dividends through the redemption date of $0.220833 per share.

2012 Annual Report to Stockholders | 57

Royce Focus Trust

Notes to Financial Statements (continued)

Investment Advisory Agreement:
      The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets applicable to Common Stockholders plus the liquidation value of Preferred Stock. Prior to November 15, 2012, Royce had voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate. For the year ended December 31, 2012, the Fund accrued and paid Royce investment advisory fees totaling $1,806,797.

Purchases and Sales of Investment Securities:
     For the year ended December 31, 2012, the costs of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $25,145,991 and $36,025,011, respectively.

Distributions to Stockholders:
The tax character of distributions paid to common stockholders			The tax character of distributions paid to preferred stockholders
during 2012 and 2011 was as follows:			during 2012 and 2011 was as follows:

Distributions paid from:	2012	2011	Distributions paid from:	2012	2011
Ordinary income	$1,960,249	$561,089	Ordinary income	$275,745	$146,380
Long-term capital gain	7,607,559	5,188,567	Long-term capital gain	1,070,098	1,353,620

Return of capital	–	2,456,896		$1,345,843	$1,500,000

	$9,567,808	$8,206,552

As of December 31, 2012, the tax basis components of distributable earnings included in stockholders’ equity were as follows:

Net unrealized appreciation (depreciation)	$25,728,039
Post October loss*	(42)
Undistributed ordinary income	104,482
Undistributed capital gains	413,256

$26,245,735

* Under the current tax law, capital losses, foreign currency losses and losses realized on Passive Foreign Investment Companies after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2012, the Fund had $42 of post October currency losses.

     The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to partnership investments.
     For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences and different characterization of distributions made by the Fund. For the year ended December 31, 2012, the Fund recorded the following permanent reclassifications. Results of operations and net assets were not affected by these reclassifications.

Undistributed Net	Accumulated Net
Investment Income	Realized Gain (Loss)
$(3,082)	$3,082

     Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2009-2012) and has concluded that as of December 31, 2012, no provision for income tax is required in the Fund’s financial statements.

58 | 2012 Annual Report to Stockholders

Royce Focus Trust

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Royce Focus Trust, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Royce Focus Trust, Inc., (“Fund”) including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Focus Trust, Inc. at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER, & BAKER LLP

Philadelphia, Pennsylvania
February 25, 2013

2012 Annual Report to Stockholders | 59

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds,745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Director1, President
Age: 73 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), The Royce Funds’ investment adviser.

Patricia W. Chadwick, Director
Age: 64 | Number of Funds Overseen: 34 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Director
Age: 74 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Director
Age: 73 | Number of Funds Overseen: 34 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Director
Age: 70 | Number of Funds Overseen: 48 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Director
Age: 73 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Director
Age: 67 | Number of Funds Overseen: 48 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds; Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 61 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of The Royce Funds; and President of Royce Fund Services, Inc. (“RFS”), having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 54 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 54 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 50 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 45 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 53 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1 Interested Director.

Directors will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal.

60 | The Royce Funds 2012 Annual Report to Stockholders

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2012, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2012 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.roycefunds.com.
   Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
   All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2500 is an index of 2,500 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded companies in the Russell 3000 Index. The Russell Midcap Index measures the performance of the midcap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global ex-U.S. Large Cap Index is an index of global large-cap stocks, excluding the United States. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The S&P 500 and SmallCap 600 are indexes of U.S. large- and small-cap stocks, respectively, selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•	the Funds’ future operating results
•	the prospects of the Funds’ portfolio companies
•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
   The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions
Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock during the year ending December 31, 2013. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.
   Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Annual Certifications
As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for Royce Value Trust and Royce Micro-Cap Trust and to Nasdaq for Royce Focus Trust, respectively, the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s or Nasdaq’s Corporate Governance listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ form N-CSR for the period ended December 31, 2012, filed with the Securities and Exchange Commission.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (800) 732-0330. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

The Royce Funds 2012 Annual Report to Stockholders | 61

Notes to Performance and Other Important Information

Royce Value Trust, Inc.
At the 2012 Annual Meeting of Stockholders held on September 20, 2012, the Fund’s stockholders elected four Directors, consisting of:

	VOTES FOR	VOTES WITHHELD

Charles M. Royce*	65,337,507	4,224,750

G. Peter O’Brien*	65,272,582	4,289,675

Patricia W. Chadwick**	8,101,914	94,645

David L. Meister**	8,046,066	150,493

*	Common Stock and Preferred Stock voting together as a single class
**	Preferred Stock voting as a separate class

Royce Micro-Cap Trust, Inc.
At the 2012 Annual Meeting of Stockholders held on September 20, 2012, the Fund’s stockholders elected four Directors, consisting of:

	VOTES FOR	VOTES WITHHELD

Charles M. Royce*	25,694,436	559,772

G. Peter O’Brien*	25,681,753	572,455

Patricia W. Chadwick**	2,151,603	35,923

David L. Meister**	2,148,112	39,414

*	Common Stock and Preferred Stock voting together as a single class
**	Preferred Stock voting as a separate class

Royce Focus Trust, Inc.
At the 2012 Annual Meeting of Stockholders held on September 20, 2012, the Fund’s stockholders elected four Directors, consisting of:

	VOTES FOR	VOTES WITHHELD

Charles M. Royce*	17,738,928	203,236

G. Peter O’Brien*	17,700,904	241,260

Stephen L. Isaacs**	873,774	12,148

David L. Meister**	874,275	11,647

*	Common Stock and Preferred Stock voting together as a single class
**	Preferred Stock voting as a separate class

62 | The Royce Funds 2012 Annual Report to Stockholders

2012: In Quotes

History has shown that lousy economic conditions, or even dismal corporate results, don’t necessarily lead to disappointing stock market returns in any given year—or decade, for that matter.
– Paul J. Lim, nytimes.com, December 15, 2012

Points To Ponder

Bonds are thought to be lower-risk investments; we believe that, at today’s prices, long-term bonds are very risky.
– Bill Nygren, Oakmark Funds, Morningstar Advisor, October 12, 2012

 Our national wealth didn’t come from politicians of any ilk, level, office or ideology. It came from the long-term, much defiled 1% of the population and their dedicated followers via the marvelous magic of capitalism.
– Ken Fisher, Forbes, November 19, 2012

Profit margins are probably the most mean-reverting series in finance, and if profit margins do not mean-revert, then something has gone badly wrong with capitalism. If high profits do not attract competition, there is something wrong with the system and it is not functioning properly.
– Jeremy Grantham

Individual and institutional investors are insuring that they will lose money on Treasuries [after inflation] over the next 10 years when they by-pass the chance to make money in equities.
– Noah Blackstein, Barron’s, July 14, 2012

It is important to recognize that results in the short term reflect a lot of randomness. Even skillful managers will slump, and unskillful managers will shine. But over the long haul, good process wins.
– Michael Mauboussin, Daily News & Analysis, June 4, 2012

The market always does what it’s supposed to do only never when it’s supposed to do it.
– Arnold Van De Berg

Do not trust financial market risk models. Despite the predilection of some analysts to model the financial markets using sophisticated mathematics, the markets are governed by behavioral science, not physical science.
– Seth Klarman

In Absolute Agreement

Whenever you find yourself on the side of the majority, it is time to pause and reflect.
– Mark Twain

To preserve independence, we must not let our rulers load us with perpetual debt. We must make our election between economy and liberty, or profusion and servitude.
– Thomas Jefferson

It’s never as good as you think it is when it’s great, and never as bad as you think it is when it’s bad.
– Preston Athey, Barron’s, June 16, 2012

Leverage reduces the investor’s critical asset: patience.
–Jeremy Grantham, GMO Letter, February 2012

We don’t have to be smarter than the rest. We have to be more disciplined than the rest.
– Warren Buffett, 2002

Cocktail Conversation

A decade ago, jewelry accounted for more than 90% of global gold demand...Jewelry accounted for just 43% of global demand in the 2012 first half.
– The Wall Street Journal, November 12, 2012

The one who follows the crowd will usually get no further than the crowd. The one who walks alone is likely to find himself in places no one has ever been.
– Albert Einstein

Timeless Tidbits

The key to happiness is good health and a bad memory.
– Ingrid Bergman

The things that will destroy America are prosperity at any price, peace at any price, safety first instead of duty first and love of soft living and the get-rich-quick theory of life.
– Theodore Roosevelt

You can’t live a perfect day without doing something for someone who will never be able to repay you.
– John Wooden

The thoughts expressed above represent solely the opinions of the persons quoted and, of course, there can be no assurance of future market trends or performance.

This page is not part of the 2012 Annual Report to Stockholders | 63

The Lessons of 40 Years

November 2012 marked the 40th anniversary of Chuck Royce’s management of Royce Pennsylvania Mutual Fund. Forty years is a long time to do anything, of course, so this happy and momentous event has naturally focused our attention on what we have learned from managing portfolios with a small-cap value orientation. More precisely, we thought about what the most significant lessons have been over four full decades in the mutual fund business. Ultimately, three ideas made it to the top of our list.
     The first is the importance of managing risk. Chuck’s formative years running the Fund coincided with the severe bear market of 1973-4, precipitated by the fall of the “Nifty Fifty,” a group of well known large-cap stocks that had previously been thought to be almost impervious to major market corrections (it would not be the last time a group of stocks earned and lost that kind of lofty reputation). Chuck’s portfolio shed value as dramatically as most others. The bear market recalled to him one of the central lessons of value investing, one that became integral to his own burgeoning approach—capital preservation is as critical to building strong returns as capital appreciation.
     As the Fund began to recover from the bear market near the end of 1974, Chuck began to concentrate his efforts on finding what he thought were well-managed companies with the financial strength to withstand adversity. A set of criteria soon emerged that he wanted in each portfolio holding. This list included a strong balance sheet, high returns on capital, and the ability to generate free cash flow. He reasoned that companies with these attributes had what it took to better hold their value during difficult periods for the company, its industry, or the economy as a whole.
     The second lesson in some ways grew out of the first. Chuck saw that small-caps, especially in the first two-and-a-half decades of his history with the Fund, were often vulnerable and volatile. Yet within the large and diverse small-cap universe were many conservatively capitalized, effectively managed businesses that performed very well, notably over full market cycle periods. These lengthier spans tended to smooth out some of the inherent volatility to which nearly every company in the asset class was subject to some degree. There was also a benefit to be drawn from seeing how a company performed in both up and down markets, an observation he quickly extended to his own approach. Many styles did well in up markets; others held up in downturns. Chuck wanted an approach that could potentially excel through both up and down phases—through full market cycles, in other words. He decided that an approach that did better in down phases while remaining competitive on the upside would work best in trying to meet that objective. This is how the firm’s emphasis on long-term returns became crucial.
     From this came the importance of patience and absolute returns. Stressing long-term results has often meant that our Funds were out of sync with their benchmarks over short- and/or intermediate-term periods. It also meant that, even when the Funds outpaced their respective benchmarks over market cycle and other long-term performance periods, we still care most about absolute returns. We thoroughly enjoy outperforming our small-cap benchmarks, but we learned early in our tenure that one cannot eat from the table of relative results. Given the choice, we would much prefer doubling our investors’—and our own—money every five to seven years or so to the occasional victory over a small-cap index.
     Anniversaries nearly always lead to a look behind, a gaze through life’s rear-view mirror. As we engage in a review of what has mattered over the years, what pleases us most about our long-term record are the lives that our investments have helped to make better. Close behind is the realization that so much of what was important then remains important now—because it still works.

The thoughts in this essay concerning the stock market are solely those of Royce & Associates and, of course, there can be no assurance with regard to future market movements.

64 | This page is not part of the 2012 Annual Report to Stockholders

About The Royce Funds

Wealth Of Experience
With approximately $35 billion in total assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for 40 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 18 Portfolio Managers, four assistant portfolio managers and analysts, and eight traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $147 million invested in The Royce Funds.

Contact Us
General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268	RIA/BD Services Fund Materials and Performance Updates (800) 33-ROYCE (337-6923)	Broker/Dealer Services Fund Materials and Performance Updates (800) 59-ROYCE (597-6923)	Computershare Transfer Agent and Registrar (800) 426-5523

Item 2. Code(s) of Ethics. As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Directors of the Registrant has determined that it has an audit committee financial expert.

(a)(2)
Arthur S. Mehlman and Patricia W. Chadwick were designated by the Board of Directors as the Registrant’s Audit Committee Financial Experts, effective April 15, 2004 and April 8, 2010, respectively. Mr. Mehlman and Ms. Chadwick are “independent” as defined under Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2012 - $29,000
Year ended December 31, 2011 - $27,500

(b)	Audit-Related Fees:
Year ended December 31, 2012 - $1,500 – Not Applicable
Year ended December 31, 2011 - $1,500 – Preparation of reports to rating agency for Preferred Stock

(c)	Tax Fees:
Year ended December 31, 2012 - $7,100 - Preparation of tax returns
Year ended December 31, 2011 - $6,900 - Preparation of tax returns

(d)	All Other Fees:
Year ended December 31, 2012 - $0
Year ended December 31, 2011 - $0

(e)(1)    Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

            If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

            Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2012 - $7,100
Year ended December 31, 2011 - $8,400

(h)	No such services were rendered during 2012 or 2011.

Item 5. Audit Committee of Listed Registrants. The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Patricia W. Chadwick, Richard M. Galkin, Stephen L. Isaacs, William L. Koke, Arthur S. Mehlman, David L. Meister and G. Peter O’Brien are members of the Registrant’s audit committee.

Item 6. Investments.
(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

June 5, 2003, as amended
through October 22, 2009

Royce & Associates Proxy Voting Guidelines and Procedures

These procedures apply to Royce & Associates, LLC (“Royce”) and all funds and other client accounts for which it is responsible for voting proxies, including all open and closed-end registered investment companies (“The Royce Funds”), limited partnerships, limited liability companies, separate accounts, other accounts for which it acts as investment adviser and any accounts for which it acts as sub-adviser that have delegated proxy voting authority to Royce. Such authority is determined at the inception of each client account and generally: (i) is specifically authorized in the applicable investment management agreement or other written instrument or (ii) where not specifically authorized, is granted to Royce where general investment discretion is given to it in the applicable investment management agreement. The Boards of Trustees/Directors of The Royce Funds (the “Boards”) have delegated all proxy voting decisions to Royce subject to these policies and procedures. Notwithstanding the above, from time to time the Boards may reserve voting authority for specific securities.

Receipt of Proxy Material. Under the continuous oversight of the Head of Administration, an Administrative Assistant designated by him is responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities for which Royce has proxy voting responsibility. All proxy materials are logged in upon receipt by Royce’s Librarian.

Voting of Proxies. Once proxy material has been logged in by Royce’s Librarian, it is then promptly reviewed by the designated Administrative Assistant to evaluate the issues presented. Regularly recurring matters are usually voted as recommended by the issuer’s board of directors or “management.” The Head of Administration or his designee, in consultation with the Chief Investment Officer, develops and updates a list of matters Royce treats as

“regularly recurring” and is responsible for ensuring that the designated Administrative Assistant has an up-to-date list of these matters at all times, including instructions from Royce’s Chief Investment Officer on how to vote on those matters on behalf of Royce clients. Examples of “regularly recurring” matters include non-contested elections of directors and non-contested approval of independent auditors. Non-“regularly recurring” matters are brought to the attention of the portfolio manager(s) for the account(s) involved by the designated Administrative Assistant, and, after giving some consideration to advisories from Glass Lewis & Co., an independent third party research firm, the portfolio manager directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment. If the portfolio manager determines that information concerning any proxy requires analysis, is missing or incomplete, he or she then gives the proxy to an analyst or another portfolio manager for review and analysis.

a.

From time to time, it is possible that one Royce portfolio manager will decide (i) to vote shares held in client accounts he or she manages differently from the vote of another Royce portfolio manager whose client accounts hold the same security or (ii) to abstain from voting on behalf of client accounts he or she manages when another Royce portfolio manager is casting votes on behalf of other Royce client accounts.

The designated Administrative Assistant reviews all proxy votes collected from Royce’s portfolio managers prior to such votes being cast. If any difference exists among the voting instructions given by Royce’s portfolio managers, as described above, the designated Administrative Assistant then presents these proposed votes to the Head of Administration, or his designee, and the Chief Investment Officer. The Chief Investment Officer, after consulting with the relevant portfolio managers, either reconciles the votes or authorizes the casting of differing votes by different portfolio managers. The Head of Administration, or his designee, maintains a log of all votes for which different portfolio managers have cast differing votes, that describes the rationale for allowing such differing votes and contains the initials of both the Chief Investment Officer and Head of Administration, or his designee, allowing such differing votes. The Head of Administration, or his designee, performs a weekly review of all votes cast by Royce to confirm that any conflicting votes were properly handled in accordance with the above-described procedures.

b.

There are many circumstances that might cause Royce to vote against an issuer’s board of directors or “management” proposal. These would include, among others, excessive compensation, unusual management stock options, preferential voting and poison pills. The portfolio managers decide these issues on a case-by-case basis as described above.

c.

A portfolio manager may, on occasion, determine to abstain from voting a proxy or a specific proxy item when he or she concludes that the potential benefit of voting is outweighed by the cost, when it is not in the client account’s best interest to vote.

d.	When a client has authorized Royce to vote proxies on its behalf, Royce will generally not accept instructions from the clients regarding how to vote proxies.

e.

If a security is on loan under The Royce Funds’ Securities Lending Program with State Street Bank and Trust Company (“Loaned Securities”), the Head of Administration, or his designee, will recall the Loaned Securities and request that they be delivered within the customary settlement period after the notice, to permit the exercise of their voting rights if the number of shares of the security on loan would have a material effect on The Royce Funds’ voting power at the up-coming stockholder meeting. A material effect is defined as any case where the Loaned Securities are 1% or more of a class of a company’s outstanding equity securities. Monthly, the Head of Administration or his designee will review the summary of this activity by State Street. A quarterly report detailing any exceptions that occur in recalling Loaned Securities will be given to the Boards.

Custodian banks are authorized to release all proxy ballots held for Royce client account portfolios to Glass Lewis & Co. for voting, utilizing the Viewpoint proxy voting platform. Substantially all portfolio companies utilize Broadridge to collect their proxy votes.

Under the continuous oversight of the Head of Administration, or his designee, the designated Administrative Assistant is responsible for voting all proxies in a timely manner. Votes are returned to Broadridge using Viewpoint as ballots are received, generally two weeks before the scheduled meeting date. The issuer can thus see that the shares were voted, but the actual vote cast is not released to the company until 4:00 pm on the day before the meeting. If proxies must be mailed, they go out at least ten business days before the meeting date.

Conflicts of Interest. The designated Administrative Assistant reviews reports generated by Royce’s portfolio management system (“Quest PMS”) that set forth by record date, any security held in a Royce client account which is issued by a (i) public company that is, or a known affiliate of which is, a separate account client of Royce (including sub-advisory relationships), (ii) public company, or a known affiliate of a public company, that has invested in a privately-offered pooled vehicle managed by Royce or (iii) public company, or a known affiliate of a public company, by which the spouse of a Royce employee or an immediate family member of a Royce employee living in the household of such employee is employed, for the purpose of identifying any potential proxy votes that could present a conflict of interest for Royce. The Head of Administration, or his designee, develops and updates the list of such public companies or their known affiliates which is used by Quest PMS to generate these daily reports. This list also contains information regarding the source of any potential conflict relating to such companies. Potential conflicts identified on the “conflicts reports” are brought to the attention of the Head of Administration or his designee by the designated Administrative Assistant. An R&A Compliance Officer then reviews them to determine if business or personal relationships exist between Royce, its officers, managers or employees and the company that could present a material conflict of interest. Any such identified material conflicts are voted by Royce in accordance with the recommendation given by an independent third party research firm (Glass Lewis & Co.). The Head of Administration or his designee maintains a log of all such conflicts identified, the analysis of the conflict and the vote ultimately cast. Each entry in this log is signed by the Chief Investment Officer before the relevant votes are cast.

Recordkeeping. A record of the issues and how they are voted is stored in the Viewpoint system. Copies of all physically executed proxy cards, all proxy statements (with it being permissible to rely on proxy statements filed and available on Edgar) and any other documents created or reviewed that are material to making a decision on how to vote proxies are retained in the Company File maintained by Royce’s Librarian in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years at Royce’s office. In addition, copies of each written client request for information on how Royce voted proxies on behalf of that client, and a copy of any written response by Royce to any (written or oral) client request for information on how Royce voted proxies on behalf of that client will be maintained by Royce’s Head of Administration and/or Royce’s Director of Alternative Investments, or their designee (depending on who received such request) for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years at Royce’s office. Royce’s Compliance Department shall maintain a copy of any proxy voting policies and procedures in effect at any time within the last five years.

Disclosure. Royce’s proxy voting procedures will be disclosed to clients upon commencement of a client account. Thereafter, proxy voting records and procedures are generally disclosed to those clients for which Royce has authority to vote proxies as set forth below:

-

The Royce Funds – proxy voting records are disclosed annually on Form N-PX (with such voting records also available at www.roycefunds.com). Proxy voting procedures are available in the Statement of Additional Information for the open-end funds, in the annual report on Form N-CSR for the closed-end funds and at www.roycefunds.com.

-

Limited Liability Company and Limited Partnership Accounts – proxy voting records are disclosed to members/partners upon request and proxy voting procedures (along with a summary thereof) are provided to members/partners annually (and are available at www.roycefunds.com).

-	Separate Accounts – proxy voting records and procedures are disclosed to separate account clients annually.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) Portfolio Managers of Closed-End Management Investment Companies (information as of December 31, 2012)

Name	Title	Length of Service	Principal Occupation(s) During Past 5 Years
W. Whitney George	Vice President and Portfolio Manager of the Registrant	Since July 2002	Co-Chief Investment Officer, Managing Director and Vice President of Royce & Associates, LLC (“Royce”), investment adviser to the Registrant; Vice President of the Registrant, Royce Value Trust, Inc., Royce Micro-Cap Trust, Inc., Royce Focus Trust, Inc., The Royce Fund and Royce Capital Fund (collectively, “The Royce Funds”).

(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest (information as of December 31, 2012)

Other Accounts
Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Value of Managed Accounts for which Advisory Fee is Performance Based
Registered investment companies	11	$14,544,212,176	-	-
Private pooled investment vehicles	5	$1,116,163,365	1	$104,617,204
Other accounts*	2	$39,529,545	-	-

*Other accounts include all other accounts managed by the Portfolio Manager in either a professional or personal capacity except for personal accounts subject to pre-approval and reporting requirements under the Registrant’s Rule 17j-1 Code of Ethics.

Conflicts of Interest
            The fact that the Portfolio Manager has day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his managed accounts are treated equitably. The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a “bunched” order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by common Portfolio Managers on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce & Associates, LLC (“Royce”) to each of such managed accounts at the weighted average execution price and commission. In circumstances where a pre-allocated bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account’s level of participation in the order. Royce may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

            As described below, there is a revenue-based component of the Portfolio Manager’s Performance-Related Variable Compensation and the Portfolio Manager also receives Firm-Related Variable Compensation based on revenues (adjusted for certain imputed expenses) generated by Royce. In addition, the Portfolio Manager receives variable compensation based on Royce’s retained pre-tax profits from operations. As a result, the Portfolio Manager may receive a greater relative benefit from activities that increase the value to Royce of The Royce Funds and/or other Royce client accounts, including, but not limited to, increases in sales of the Registrant’s shares and assets under management.

            Also, as described above, the Portfolio Manager generally manages more than one client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and for high-net-worth individuals. The appearance of a conflict of interest may arise where Royce has an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by The Royce Funds or other Royce client accounts to Royce), which relates to the management of one or more of The Royce Funds or accounts with respect to which the Portfolio Manager has day-to-day management responsibilities. One registered investment company account, Royce Global Select Fund, for which the Portfolio Manager serves as Assistant Portfolio Manager, pays Royce a performance-based fee.

            Finally, conflicts of interest may arise when the Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for the Registrant or other Royce client account or personally buys, holds or sells the shares of one or more of The Royce Funds. To address this, Royce has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Registrant’s stockholders’ interests). Royce generally does not permit its Portfolio Managers to purchase small- or micro-cap securities in their personal investment portfolios.

            Royce and The Royce Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Description of Portfolio Manager Compensation Structure (information as of December 31, 2012)

            Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. The Portfolio Manager, receives from Royce a base salary, Performance-Related Variable Compensation, Firm-Related Variable Compensation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Portfolio Manager compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Except as described below, the Portfolio Manager’s compensation consists of the following elements:

-	BASE SALARY. The Portfolio Manager is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the Portfolio Manager’s experience and responsibilities.

-

PERFORMANCE-RELATED VARIABLE COMPENSATION. The Portfolio Manager receives quarterly Performance-Related Variable Compensation that is either asset-based, or revenue-based and therefore in part based on the value of the net assets of the account for which he is being compensated, determined with reference to each of the registered investment company and other client accounts he is managing. The Performance-Related Variable Compensation applicable to the registered investment company accounts managed by the Portfolio Manager is subject to downward adjustment or elimination based on a combination of 3-year, 5-year and 10-year risk-adjusted pre-tax returns of such accounts relative to all small-cap objective funds with three years of history tracked by Morningstar (as of December 31, 2012 there were 374 such Funds tracked by Morningstar), 5-year absolute returns of such accounts relative to 5-year U.S. Treasury Notes and absolute returns over the prior full market cycle and current cycle to date vs. the accounts’ benchmark. The Performance-Related Variable Compensation applicable to non-registered investment company accounts managed by the Portfolio Manager is not subject to performance-related adjustment.

            Payment of the Performance-Related Variable Compensation may be deferred, and any amounts deferred are forfeitable, if the Portfolio Manager is terminated by Royce with or without cause or resigns. The amount of the deferred Performance-Related Variable Compensation will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce-managed registered investment company accounts selected by the Portfolio Manager at the beginning of the deferral period. The amount deferred will depend on the Portfolio Manager’s total direct, indirect beneficial and deferred unvested investments in the Royce registered investment company account for which he or she is receiving portfolio management compensation.

-	FIRM-RELATED VARIABLE COMPENSATION. The Portfolio Manager receives quarterly variable compensation based on Royce’s net revenues.

-	BENEFIT PACKAGE. The Portfolio Manager also receives benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce’s 401(k) Plan and Money

Purchase Pension Plan. From time to time, on a purely discretionary basis, the Portfolio Manager may also receive options to acquire stock in Royce’s parent company, Legg Mason, Inc. Those options typically represent a relatively small portion of the Portfolio Managers’ overall compensation.

            The Portfolio Manager, in addition to the above-described compensation, also receives variable compensation based on Royce’s retained pre-tax operating profit. This variable compensation, along with the Performance-Related Variable Compensation and Firm-Related Variable Compensation, generally represents the most significant element of the Portfolio Manager’s compensation.

(a)(4) Dollar Range of Equity Securities in Registrant Beneficially Owned by Portfolio Manager (information as of December 31, 2012)

           The following table shows the dollar range of the Registrant’s shares owned beneficially and of record by the Portfolio Manager, including investments by his immediately family members sharing the same household and amounts invested through retirement and deferred compensation plans.

Dollar Range of Registrant’s Shares Beneficially Owned
Over $1,000,000

(b) Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.
(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE FOCUS TRUST, INC.

BY:	/s/ Charles M. Royce
Charles M. Royce
President

Date:	March 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE FOCUS TRUST, INC.		ROYCE FOCUS TRUST, INC.

BY:	/s/ Charles M. Royce	BY:	/s/ John D. Diederich
	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date:	March 4, 2013	Date:	March 4, 2013